CREDIT AGREEMENT

                          dated as of
                       December 19, 1997




                             Among

                       CEDAR FAIR, L. P.
                           CEDAR FAIR
                 MAGNUM MANAGEMENT CORPORATION
                       KNOTT'S BERRY FARM
                        as Co-Borrowers


                 MAGNUM MANAGEMENT CORPORATION
            as Treasury Manager for the Co-Borrowers


             THE LENDING INSTITUTIONS NAMED THEREIN
                           as Lenders



                  KEYBANK NATIONAL ASSOCIATION
                    as Administrative Agent

     CREDIT AGREEMENT, dated as of December 19, 1997, among the following:

          (i)   CEDAR FAIR, L. P., a Delaware limited partnership
     (herein, together with its successors and assigns, the "Company" or a "Co-Borrower");

          (ii) CEDAR FAIR, an Ohio general partnership (herein, together with its successors and assigns, "Cedar Fair" or a "Co-Borrower"), which is a Wholly-Owned Subsidiary of the Company;

          (iii) MAGNUM MANAGEMENT CORPORATION, an Ohio corporation (herein, together with its successors and assigns, "Magnum Management" or a "Co-Borrower"), which is a Wholly-Owned Subsidiary of the Company, in (x) its individual capacity, and (y) as treasury manager for the Co-Borrowers (in such capacity, together with its successors and assigns in such capacity, the "Treasury Manager");

          (iv) KNOTT'S BERRY FARM, a California general partnership (herein, together with its successors and assigns, "Knott's Berry Farm", at such time as it becomes an Additional Co-Borrower hereunder in accordance with section 8.13;

          (v) each other Additional Co-Borrower which becomes a party hereto pursuant to section 8.13;

          (vi)  the lending institutions listed in Annex I hereto
     (each a "Lender" and collectively, the "Lenders"); and

          (vii)      KEYBANK  NATIONAL  ASSOCIATION,  a  national
     banking   association,   as   administrative   agent    (the
     "Administrative Agent"):


     PRELIMINARY STATEMENTS:

     (1) Unless otherwise defined herein, all capitalized terms used herein and defined in section 1 are used herein as so defined.

     (2) The Co-Borrowers have applied to the Lenders for credit facilities in order to finance the Acquisition Transaction and in order to provide working capital and funds for other lawful purposes.

     (3) Subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Co-
Borrowers the credit facilities provided for herein.

     (4) The Co-Borrowers will be jointly and severally liable for all Borrowings hereunder.


     NOW, THEREFORE, it is agreed:


     SECTION 1.     DEFINITIONS AND TERMS.

     1.1. Certain Defined Terms. As used herein, the following terms shall have the meanings herein specified unless the context otherwise requires:

     "Acquisition Documents" shall mean the Contribution Agreement among the Company, Knott's Berry Farm, a California general partnership, and the partners of Knott's Berry Farm named therein, all ancillary agreements between or among any of such parties related thereto, including, without limitation, any "side letters", and the "disclosure schedule" or similar document furnished to the Company pursuant to such Contribution Agreement.

     "Acquisition   Transaction"  shall  mean   the   transaction
involving  the  acquisition  of  Knott's  Berry  Farm  which   is
contemplated by the Acquisition Documents.

     "Additional Senior Notes" shall have the meaning provided in section 8.14.

     "Additional Co-Borrower" shall have the meaning provided  in section 8.13.

     "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement and shall include any successor to the Administrative Agent appointed pursuant to section 11.9.

     "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with such person. A person shall be deemed to control a second person if such first person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors or managers of such second person or
(ii) to direct or cause the direction of the management and policies of such second person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, (x) a director, officer or employee of a person shall not, solely by reason of such status, be considered an Affiliate of such person; and (y) neither the Administrative Agent nor any Lender shall in any event be considered an Affiliate of any Co-Borrower or any other Credit Party or any of their respective Subsidiaries.

     "Agreement" shall mean this Credit Agreement, as the same may be from time to time further modified, amended and/or supplemented.

     "Applicable  Eurodollar  Margin"  shall  have  the   meaning
provided in section 2.8(g).

     "Applicable Facility Fee Rate" shall have the meaning provided in section 3.1(c).

     "Applicable Lending Office" shall mean, with respect to each Lender, (i) such Lender's Domestic Lending Office in the case of Borrowings consisting of Prime Rate Loans (or, in the case of any Borrowings of Swing Line Revolving Loans consisting of Money Market Rate Loans), and (ii) such Lender's Eurodollar Lending Office in the case of Borrowings consisting of Eurodollar Loans.

     "Asset  Sale"  shall  mean  the  sale,  transfer  or   other
disposition   (including  by  means  of   Sale   and   Lease-Back
Transaction, and mergers, consolidations, and liquidations of a corporation, partnership or limited liability company of the interests therein of any Co-Borrower or any Subsidiary) by any Co-Borrower or any Subsidiary of any Co-Borrower to any person other than the Company or any of its Subsidiaries of any of their
respective   assets  (other  than  sales,  transfers   or   other
dispositions of inventory and obsolete or excess furniture, fixtures, equipment or other property, tangible or intangible, in the ordinary course of business).

     "Assignment Agreement" shall mean an Assignment Agreement substantially in the form of Exhibit D hereto.

     "Authorized  Officer" shall mean any officer or employee  of
any   Credit  Party  designated  as  such  in  writing   to   the
Administrative Agent by such Credit Party.

     "Bankruptcy Code" shall have the meaning provided in section
10.1(h).

     "Co-Borrower" shall include the Co-Borrowers named herein who are original signatories hereto and each Additional Co-
Borrower.

     "Borrowing" shall mean the incurrence of General Revolving Loans or Swing Line Revolving Loans, as the case may be, consisting of one Type of Loan, by the Co-Borrowers from all of the Lenders having Commitments in respect thereof on a pro rata basis on a given date (or resulting from conversions on a given date), having in the case of Eurodollar Loans the same Interest Period, and having in the case of any Money Market Rate Loans the same Quoted Rate and maturity.

     "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day excluding Saturday, Sunday and any day which shall be in the city in which the Payment Office is located a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close; and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (i) and which is also a day for trading by and between banks in U.S. dollar deposits in the interbank Eurodollar market.

     "Capital Lease" as applied to any person shall mean any lease of any property (whether real, personal or mixed) by that person as lessee which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that person.

     "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of the Company or any of its Subsidiaries in each case taken at the amount thereof accounted for as liabilities identified as "capital lease obligations" (or any similar words) on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP.

     "Cash Equivalents" shall mean:

           (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than one year from the date of acquisition;

          (ii) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of (x) any Lender or (y) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank, an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition;

          (iii) commercial paper issued by any Lender or Approved Bank or by the parent company of any Lender or Approved Bank and commercial paper issued by, or guaranteed by, any industrial or financial company with a short- term commercial paper rating of at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's, or guaranteed by any industrial company with a long term unsecured debt rating of at least A or A2, or the equivalent of each thereof, from S&P or Moody's, as the case may be, and in each case maturing within 270 days after the date of acquisition;

          (iv) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (i) through (iii) above; and

          (v) investments in money market funds access to which is provided as part of "sweep" accounts maintained with a Lender or an Approved Bank.

     "Cedar  Fair"  shall  have  the  meaning  provided  in   the
introductory paragraph hereof.

     "CERCLA"   shall   mean   the  Comprehensive   Environmental
Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. 9601 et seq.

     "Change of Control" shall mean and include any of the following:

          (i) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Managing General Partner's Board of Directors (together with any new directors whose election by the Managing General Partner's Board of Directors or whose nomination for election by the Managing General Partner's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

          (ii)  any  person or group (as such term is defined  in
     section 13(d)(3) of the 1934 Act), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries and/or the Current Holder Group, shall acquire, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of more than 40%, on a fully diluted basis, of the economic or voting interest in the Company's partnership interests;

          (iii) the Current Holder Group shall, for any reason, cease to have, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 of the 1934 Act) of at least 50%, on a fully diluted basis, of the economic or voting interest in the Managing General Partner's capital stock;

          (iv) the holders of partnership interests in the Company approve a merger or consolidation of the Company with any other person, other than a merger or consolidation which would result in the partnership interests of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted or exchanged for voting securities of the surviving or resulting entity or its parent corporation) more than 51% of the combined voting power of the partnership interests or other voting securities of the Company or such surviving or resulting entity (or parent corporation) outstanding after such merger or consolidation;

          (v) the holders of partnership interests in the Company approve the removal of Cedar Fair Management Company as the managing general partner of the Company; and/or

          (vi) the holders of partnership interests in the Company approve a plan of complete liquidation of the

     Company or an agreement or agreements for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder. Section references to the Code are to the Code, as in effect at the Effective Date and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

     "Commitment"  shall  mean with respect to  each  Lender  its
General   Revolving  Commitment  or  its  Swing  Line   Revolving
Commitment, as the case may be.

     "Company"   shall   have  the  meaning   provided   in   the
introductory paragraph hereof.

     "Consolidated Amortization Expense" shall mean, for any period, all amortization expenses of the Company and its
Subsidiaries, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

     "Consolidated Capital Expenditures" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events amounts expended or capitalized under Capital Leases but excluding any amount representing capitalized interest) by the Company and its Subsidiaries during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the consolidated balance sheet of the Company and its Subsidiaries.

     "Consolidated Debt" shall mean the total Indebtedness of the Company and of each of its Subsidiaries, as determined on a consolidated basis, which is of the nature described in clauses
(i); (ii); (iv), but only to the extent of outstanding drawings under letters of credit which have not been reimbursed; (vi);
(vii); and/or (xi), of the definition of the term Indebtedness.

     "Consolidated Depreciation Expense" shall mean, for any period, all depreciation expenses of the Company and its
Subsidiaries, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

     "Consolidated EBIT" shall mean, for any period, Consolidated Net Income for such period; plus (A) the sum of the amounts for such period included in determining such Consolidated Net Income of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) amortization or write-off of deferred financing costs, and (iv) extraordinary non-cash losses and charges and other non-recurring non-cash losses and charges; less (B) gains on sales of assets (excluding sales in the ordinary course of business) and other extraordinary gains and non-recurring non-cash gains; all as determined for the
Company   and  its  Subsidiaries  on  a  consolidated  basis   in
accordance with GAAP.

     "Consolidated EBITDA" shall mean, for any period, the sum of the amounts for such period of (i) Consolidated EBIT, (ii) Consolidated Depreciation Expense, and (iii) Consolidated Amortization Expense, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that Consolidated EBITDA for any period shall (x) include the appropriate financial items for any person or business unit which has been acquired by the Company for any portion of such period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Company, for the portion of such period prior to the date of disposition.

     "Consolidated EBITDA/Interest Ratio" shall mean, for any Testing Period, the ratio of (i) Consolidated EBITDA (without giving effect to the proviso to the definition of Consolidated EBITDA) for such Testing Period, to (ii) Consolidated Interest Expense for such Testing Period.

     "Consolidated Income Tax Expense" shall mean, for any period, all provisions for taxes based on the net income of the Company or any of its Subsidiaries (including, without limitation, any additions to such taxes, and any penalties and interest with respect thereto), and all franchise taxes of the Company and its Subsidiaries, all as determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

     "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that which is capitalized and that which is attributable to Capital Leases, in accordance with
GAAP) of the Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and net costs under Hedge

Agreements, but excluding, however, any amortization of deferred financing costs, all as determined in accordance with GAAP.

     "Consolidated Net Income" shall mean for any period, the net income (or loss), without deduction for minority interests, of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded therefrom (i) the income, (or loss) of any entity (other than Subsidiaries of the Company) in which the Company or any of its Subsidiaries has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Subsidiaries during such period, (ii) the income (or loss) of any entity accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any of its Subsidiaries or on which its assets are acquired by the Company or any of its Subsidiaries, and (iii) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

     "Consolidated Net Worth" shall mean at any time for the determination thereof all amounts which, in conformity with GAAP, would be included under the caption "total partners' equity" (or any like caption) on a consolidated balance sheet of the Company and its Subsidiaries as at such date.

     "Credit Documents" shall mean this Agreement, the Notes, the Subsidiary Guaranty and any other agreement or instrument entered into by any Credit Party with, or for the benefit of, the Administrative Agent or the Lenders, pursuant to the requirements of this Agreement.

     "Credit Event" shall mean the making of any Loans.

     "Credit  Party" shall mean the Company, the Managing General
Partner and each of the Company's Subsidiaries which is a party to any Credit Document.

     "Current Holder Group" shall mean (i) those persons who are officers and directors of the Company and/or the Managing General Partner at the Effective Date; (ii) the spouses, heirs, legatees, descendants and blood relatives to the third degree of consanguinity of any such person; (iii) the executors and administrators of the estate of any such person, and any court appointed guardian of any such person; and (iv) any trust for the benefit of any such person referred to in the foregoing clauses
(i) and (ii) or any other persons, so long as one or more members of the Current Holder Group has the exclusive right to control the voting and disposition of securities held by such trust.

     "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

     "Defaulting Lender" shall mean any Lender with, respect to which a Lender Default is in effect.

     "Determination  of  Taxability"  shall  mean  any   of   the
following:

          (i) the Company shall elect, for Federal income tax purposes, to be treated as an association taxable as a corporation under Subchapter C of the Code;

          (ii) the Company shall have received from the Internal Revenue Service any written notice or other communication which questions the status or right of the Company to be treated as a partnership under the Code, and not as an association taxable as a corporation under Subchapter C of the Code, and within 60 days following the receipt of any such notice or other communication the Company has not obtained, and provided to the Administrative Agent a copy of, a written confirmation from the Internal Revenue Service that such notice or other communication is withdrawn and further confirming that the Internal Revenue Service recognizes that the Company is entitled to be treated as a partnership under the Code, and not as an association taxable as a corporation under Subchapter C of the Code; or

          (iii) any other event or circumstance shall occur or exist which, in the reasonable opinion of the Administrative Agent, draws into question the status or right of the Company to be treated as a partnership under the Code, and not as an association taxable as a corporation under Subchapter C of the Code, and within 30 days following the receipt by the Company of a written request therefor from the Administrative Agent, the Company shall have failed to deliver to the Administrative Agent a written opinion, reasonably satisfactory in form, scope and substance to the Administrative Agent, of Squire Sanders & Dempsey, or other nationally recognized independent tax counsel, to the effect that in the opinion of such counsel the Company should be treated for Federal income tax purposes as a partnership, and not as an association taxable as a corporation under Subchapter C of the Code, and covering such other matters related thereto as the Administrative Agent may reasonably request.

     "Dollars", "U.S. dollars", "dollars" and the sign "$" each means lawful money of the United States.

     "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its Domestic Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Treasury Manager and the Administrative Agent.

     "Effective Date" shall have the meaning provided in  section
14.10.

     "Election   to  Participate"  shall  mean  an  Election   to
Participate substantially in the form attached hereto as  Exhibit
F.

     "Election   to   Terminate"  shall  mean  an   Election   to
Participate substantially in the form attached hereto as  Exhibit
G.

     "Eligible Transferee" shall mean and include a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), in each case which (i) is not disapproved in writing by the Treasury Manager in a notice given to a requesting Lender and the Administrative Agent, specifying the reasons for such disapproval, within five Business Days following the giving of notice to the Treasury Manager of the identity of any proposed transferee (any such disapproval by the Treasury Manager must be reasonable), provided that the Treasury Manager shall not be entitled to exercise the foregoing right of disapproval if and so long as (x) any Event of Default shall have occurred and be continuing, or (y) any of the financial covenants contained in this Agreement shall have been waived or modified following a deterioration in the financial condition or results of operations of the Company and its Subsidiaries; and

(ii) is not a direct competitor of the Company or engaged in the same or similar business as the Company, or an Affiliate of any such competitor.

     "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such law (hereafter "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the storage, treatment or Release (as defined in CERCLA) of any Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Law" shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, binding and enforceable guideline, binding and enforceable written policy and rule of common law now or hereafter in effect and in each case as amended, and any binding and enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment issued to or rendered against the Company or any of its Subsidiaries relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. 2601 et seq.; the Clean Air Act, 42 U.S.C.
7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. 11001 et seq., the Hazardous Material Transportation Act, 49 U.S.C. 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. 651 et seq. (to the extent it regulates occupational exposure to Hazardous Materials); and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the Effective Date and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

     "ERISA Affiliate" shall mean each person (as defined in section 3(9) of ERISA) which together with the Company or a Subsidiary of the Company would be deemed to be a "single employer" (i) within the meaning of section 414(b),(c), (m) or
(o) of the Code or (ii) as a result of the Company or a Subsidiary of the Company being or having been a general partner of such person.

     "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its Eurodollar Lending Office in Annex I or in the Assignment Agreement pursuant to which it became a Lender, or such other office or offices for Eurodollar Loans of such Lender as such Lender may from time to time specify to the Treasury Manager and the Administrative Agent.

     "Eurodollar Loans" shall mean each Loan bearing interest at the rates provided in section 2.8(a)(ii).
     "Eurodollar Rate" shall mean with respect to each Interest Period for a Eurodollar Loan, (A) either (i) the rate per annum for deposits in Dollars of amounts in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined for a maturity most nearly comparable to such Interest Period which appears on page 3750 of the Dow Jones Telerate Screen as of 11:00 A.M. (local time at the Notice Office) on the date which is two Business Days prior to the commencement of such Interest Period, or (ii) if such a rate does not appear on such page, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in Dollars are offered to each of the Reference Banks by prime banks in the London interbank Eurodollar market for deposits of amounts in Dollars in same day funds comparable to the outstanding principal amount of the Eurodollar Loan for which an interest rate is then being determined with maturities comparable to the Interest Period to be applicable to such Eurodollar Loan, determined as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period, in each case divided (and rounded upward to the nearest whole multiple of 1/16th of 1%) by (B) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves and without benefit of credits for proration, exceptions or offsets which may be available from time to time) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D).

     "Event  of  Default"  shall have  the  meaning  provided  in section 10.1.

     "Existing  Indebtedness" shall have the meaning provided  in section 7.18.

     "Existing Indebtedness Agreements" shall have the meaning provided in section 7.18.

     "Facility" shall mean the General Revolving Facility or the Swing Line Revolving Facility, as applicable.

     "Facility  Fee" shall have the meaning provided  in  section
3.1(a).

     "Federal Funds Effective Rate" shall mean, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal Funds brokers of recognized standing selected by the Administrative Agent.

     "Fees" shall mean all amounts payable pursuant to, or referred to in, section 3.

     "Foreign Subsidiary" shall mean any Subsidiary (i) which is not incorporated in the United States and substantially all of whose assets and properties are located, or substantially all of whose business is carried on, outside the United States, or (ii) substantially all of whose assets consist of Subsidiaries that are Foreign Subsidiaries as defined in clause (i) of this definition.

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time;

it being understood and agreed that determinations in accordance with GAAP for purposes of section 9, including defined terms as used therein, are subject (to the extent provided therein) to section 14.7(a).

     "General Revolving Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "General Revolving Commitment" as the same may be reduced from time to time pursuant to section 4.1, 4.2, 4.3(c) and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 14.4.

     "General Revolving Facility" shall mean the credit facility evidenced by the Total General Revolving Commitment.

     "General Revolving Facility Percentage" shall mean at any time for any Lender with a General Revolving Commitment, the percentage obtained by dividing such Lender's General Revolving
Commitment by the Total General Revolving Commitment, provided, that if the Total General Revolving Commitment has been terminated, the General Revolving Facility Percentage for each Lender with a General Revolving Commitment shall be determined by dividing such Lender's General Revolving Commitment immediately prior to such termination by the Total General Revolving Commitment immediately prior to such termination.

     "General Revolving Loan" shall have the meaning provided  in section 2.1(a).

     "General Revolving Note" shall have the meaning provided  in section 2.6(a)(i).

     "Guaranty Obligations" shall mean as to any person (without duplication) any obligation of such person guaranteeing any Indebtedness ("primary Indebtedness") of any other person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent, (a) to purchase any such primary Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary Indebtedness of the ability of the primary obligor to make payment of such primary Indebtedness,  or
(d) otherwise to assure or hold harmless the owner of such primary Indebtedness against loss in respect thereof, provided, however, that the term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary Indebtedness in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

     "Hedge Agreement" shall mean (i) any interest rate swap agreement, any interest rate cap agreement, any interest rate collar agreement or other similar agreement or arrangement designed to protect against fluctuations in interest rates, and
(ii) any currency swap agreement, forward currency purchase agreement or similar agreement or arrangement designed to protect against fluctuations in currency exchange rates.

     "Hazardous Materials" shall mean (i) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "restricted hazardous materials", "extremely hazardous wastes", "restrictive hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar meaning and regulatory effect, under any applicable Environmental Law.

     "Indebtedness" of any person shall mean without duplication:

          (i) all indebtedness of such person for borrowed money,

          (ii) all bonds, notes, debentures and similar debt securities of such person,

          (iii) the deferred purchase price of capital assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such person,

          (iv) the face amount of all letters of credit issued for the account of such person and, without duplication, all drafts drawn thereunder,

          (v) all Indebtedness of a second person secured by any Lien on any property owned by such first person, whether or not such indebtedness has been assumed,

          (vi) all Capitalized Lease Obligations of such person,
          (vii) the present value, determined on the basis of the implicit interest rate, of all basic rental obligations under all "synthetic" leases (i.e. leases accounted for by the lessee as operating leases under which the lessee is the "owner" of the leased property for Federal income tax purposes,

          (viii) all obligations of such person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations,

          (ix)  all  net obligations of such person  under  Hedge
     Agreements and

          (x) the full outstanding balance of trade receivables, notes or other instruments sold with full or limited recourse, other than solely for purposes of collection of delinquent accounts, and

          (xi) all Guaranty Obligations of such person,

provided that neither trade payables and accrued expenses, in each case arising in the ordinary course of business, nor obligations in respect of insurance policies or performance or surety bonds which themselves are not guarantees of Indebtedness (nor drafts, acceptances or similar instruments evidencing the same nor obligations in respect of letters of credit supporting the payment of the same), shall constitute Indebtedness.

     "Initial Borrowing Date" shall mean the date, on or after the Effective Date, upon which the conditions specified in section 6.1 are satisfied.

     "Interest  Coverage  Ratio"  shall  mean,  for  any  Testing
Period,  the  ratio of (i) Consolidated EBIT to (ii) Consolidated
Interest Expense, in each case on a consolidated basis for the Company and its Subsidiaries for such Testing Period.

     "Interest Period" with respect to any Eurodollar Loan shall mean the interest period applicable thereto, as determined pursuant to section 2.9.

     "KeyBank"   shall  mean  KeyBank  National  Association,   a
national banking association, together with its successors and assigns.

     "Knott's Berry Farm" shall have the meaning provided in the introductory paragraph hereof.

     "Leaseholds" of any person means all the right, title and interest of such person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

     "Lender" shall have the meaning provided in the first paragraph of this Agreement.

     "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender in violation of the requirements of this Agreement to make available its portion of any incurrence of Loans or to fund its portion of any Swing Line Participation Amount under section 2.5(b) or (ii) a Lender having notified the Administrative Agent and/or the Treasury Manager that it does not intend to comply with the obligations under section 2.1 and/or section 2.5(b), in the case of either (i) or (ii) as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

     "Lender Register" shall have the meaning provided in section
14.16.

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

     "Loan" shall have the meaning provided in section 2.1 and shall include any General Revolving Loan or Swing Line Revolving
Loan, as the case may be.

     "Managing  General Partner" shall mean Cedar Fair Management
Company, an Ohio corporation, and its successors and assigns.

     "Magnum Management" shall have the meaning provided in the introductory paragraph hereof.

     "Margin Stock" shall have the meaning provided in Regulation
U.

     "Material Adverse Effect" shall mean a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of, when used with reference to the Company or any of its Subsidiaries, the Company and its Subsidiaries, taken as a whole, or when used with reference to any other person, such person and its Subsidiaries, taken as a whole, as the case may be.

     "Material Subsidiary" shall mean, at any time, with reference to any person, any Subsidiary of such person (i) that has assets at such time comprising 5% or more of the consolidated assets of such person and its Subsidiaries; or (ii) whose operations in the current fiscal year are expected to, or whose operations in the most recent fiscal year did, represent more than 5% of Consolidated EBITDA of such person and its Subsidiaries for such fiscal year.

     "Maturity Date" shall mean April 30, 2002, unless earlier terminated, or extended in accordance with section 4.4.

     "Minimum Borrowing Amount" shall mean (i) for General Revolving Loans which are (A) Prime Rate Loans, $500,000, with minimum increments thereafter of $100,000, or (B) Eurodollar
Loans, $5,000,000, with minimum increments thereafter of $1,000,000; and (ii) for Swing Line Revolving Loans, $100,000, with minimum increments thereafter of $50,000.

     "Minimum Consolidated Net Worth" shall mean, at any date of determination, the amount determined in accordance with the following provisions:

          (i) 90% of the actual Consolidated Net Worth of the Company, as reflected in its annual audited consolidated financial statements for its fiscal year ended December 31, 1997, except that in the case of any date of determination which is made with reference to the end of the Company's first or second fiscal quarter in any fiscal year, such percentage shall be 60% and 70%, respectively;

          (ii) plus an amount equal to 100% of the increase in Consolidated Net Worth during the period from the date of such financial statements to the date of determination which is attributable to the issuance of equity by the Company or any of its Subsidiaries to any person other than the Company and its Wholly-Owned Subsidiaries, in connection with any acquisition transaction or public or private offering, other than any sale or issuance to management or employees pursuant to employee benefit plans of general application;

          (iii) plus an amount equal to 100% of the increase in Consolidated Net Worth attributable to the exchange or conversion of any Indebtedness of the Company for equity interests in the Company or any of its Subsidiaries during the period from the date of such financial statements to the date of determination.

     "Money  Market  Rate  Loan"  shall  mean  each  Swing   Line
Revolving  Loan  bearing interest at a rate provided  in  section
2.8(b)(ii).

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

     "Multiemployer Plan" shall mean a multiemployer plan, as defined in section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making or accruing an obligation to make contributions or has within any of the preceding three plan years made or accrued an obligation to make contributions.

     "Multiple Employer Plan" shall mean an employee benefit plan, other than a Multiemployer Plan, to which the Company or any ERISA Affiliate, and one or more employers other than the Company or an ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Company or an ERISA
Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

     "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Non-Defaulting Lender" shall mean each Lender other than a Defaulting Lender.

     "Note"  shall mean a General Revolving Note or a Swing  Line
Revolving Note, as the case may be.

     "Notice  of  Borrowing" shall have the meaning  provided  in section 2.3(a).

     "Notice  of  Conversion" shall have the meaning provided  in section 2.7.

     "Notice Office" shall mean the office of the Administrative Agent at Key Center, 127 Public Square, Cleveland, Ohio 44114,
Attention: Large Corporate Group (facsimile: (216) 689-4981), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Treasury Manager from time to time.

     "Notice of Swing Line Refunding" shall have the meaning provided in section 2.5(a).

     "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing by any or all Co-Borrowers or any other Credit Party to the Administrative Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

     "Participant"  shall  have the meaning provided  in  section
3.4(a).

     "Payment Office" shall mean the office of the Administrative Agent at Key Center, 127 Public Square, Cleveland, Ohio 44114,
Attention: Large Corporate Group (telephone: (216) 689-4448; facsimile: (216) 689-4981), or such other office, located in a city in the United States Eastern Time Zone, as the Administrative Agent may designate to the Treasury Manager from time to time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

     "Percentage"  shall  mean  the  General  Revolving  Facility
Percentage or the Swing Line Revolving Facility Percentage, as applicable.

     "Permitted Acquisition" shall mean and include (i) any acquisition on a going concern basis (whether by purchase, lease or otherwise) of a facility and/or business operated by a person who is not a Subsidiary of the Company, and (ii) acquisitions of a majority (or more) of the outstanding equity or other similar interests in any such person (whether by merger, stock purchase or otherwise); provided, that no such transaction shall be considered a Permitted Acquisition if:

          (A) such transaction is actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, unless all of the Lenders consent to such transaction;

          (B) the aggregate consideration for such transaction (including the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons) would exceed $30,000,000, unless the Required Lenders consent to such transaction;

          (C) the cumulative aggregate consideration for such transaction and all other Permitted Acquisitions effected by the Company and its Subsidiaries after the date of the most recent financial statements of the Company furnished to the Lenders prior to the Effective Date (including the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of any acquired person or persons), exclusive of the consideration for the Acquisition Transaction, would exceed $50,000,000, unless the Required Lenders consent to such transaction; or

          (D) such acquisition involves the Company and its Subsidiaries in a business which is not similar or related to the businesses engaged in by the Company and its Subsidiaries on the Effective Date.

Notwithstanding the foregoing, the term Permitted Acquisition does not include (x) the Acquisition Transaction; or (y) any loans, advances or investments (including investments in joint ventures) otherwise permitted pursuant to section 9.5.

     "Permitted Liens" shall mean Liens permitted by section 9.3.

     "person"  shall  mean  any  individual,  partnership,  joint venture, firm, corporation, limited liability company,
association,  trust  or other enterprise  or  any  government  or
political    subdivision   or   any   agency,    department    or
instrumentality thereof.

     "Plan" shall mean any multiemployer or single-employer plan as defined in section 4001 of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute by) the Company or a Subsidiary of the Company or an ERISA Affiliate, and each such plan for the five year period immediately following the latest date on which the Company, or a Subsidiary of the Company or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to such plan.

     "Prime Rate" shall mean, for any period, a fluctuating interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the greater of (i) the rate of interest established by the Administrative Agent at its principal office, from time to time, as its prime rate, whether or not publicly announced, which interest rate may or may not be the lowest rate charged by it for commercial loans or other extensions of credit; and (ii) the Federal Funds Effective Rate in effect from time to time plus 1/2 of 1% per annum.

     "Prime Rate Loan" shall mean each Loan bearing interest at the rate provided in section 2.8(a)(i) or 2.8(b)(i).

     "Prohibited Transaction" shall mean a transaction with respect to a Plan that is prohibited under section 4975 of the Code or section 406 of ERISA and not exempt under section 4975 of the Code or section 408 of ERISA.

     "Quoted  Rate"  shall have the meaning provided  in  section
2.3(c).

     "RCRA"  shall  mean the Resource Conservation  and  Recovery
Act,  as  the  same may be amended from time to time,  42  U.S.C.
 6901 et seq.

     "Real Property" of any person shall mean all of the right, title and interest of such person in and to land, improvements and fixtures, including Leaseholds.

     "Reference Banks" shall mean (i) KeyBank, National City Bank, and NBD Bank, and (ii) any other Lender or Lenders selected as a Reference Bank by the Administrative Agent and the Required Lenders, provided, that if any of such Reference Banks is no longer a Lender, such other Lender or Lenders as may be selected by the Administrative Agent acting on instructions from the Required Lenders.

     "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

     "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

     "Reportable Event" shall mean an event described in section 4043(c) of ERISA with respect to a Plan other than those events as to which the 30-day notice period is waived under subsection
 .13, .14, .16, .18, .19 or .20 of PBGC Regulation section 2615.

     "Required Lenders" shall mean Non-Defaulting Lenders whose outstanding General Revolving Loans and Unutilized General Revolving Commitments constitute at least 66+2/3% of the sum of the total outstanding General Revolving Loans and Unutilized General Revolving Commitments of Non-Defaulting Lenders (provided that, for purposes hereof, neither the Company, nor any of its Affiliates, shall be included in (i) the Lenders holding such amount of the General Revolving Loans or having such amount of the Unutilized General Revolving Commitments, or (ii) determining the aggregate unpaid principal amount of the General Revolving Loans or Unutilized General Revolving Commitments).

     "Sale and Lease-Back Transaction" shall mean any arrangement with any person providing for the leasing by the Company or any Subsidiary of the Company of any property (except for temporary leases for a term, including any renewal thereof, of not more than one year and except for leases between the Company and a Subsidiary or between Subsidiaries), which property has been or is to be sold or transferred by the Company or such Subsidiary to such person.

     "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., and its successors.

     "SEC"  shall mean the United States Securities and  Exchange
Commission.

     "SEC Regulation D" shall mean Regulation D as promulgated under the Securities Act of 1933, as amended, as the same may be in effect from time to time.

     "Section 5.4(b)(ii) Certificate" shall have the meaning provided in section 5.4(b)(ii).

     "Subsidiary" of any person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time. Unless otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Company.

     "Subsidiary Guarantor" shall mean any Subsidiary which is a party to the Subsidiary Guaranty.

     "Subsidiary  Guaranty" shall have the  meaning  provided  in section 6.1(c).

     "Subordinated  Indebtedness"  shall  mean  any  Indebtedness which has been subordinated to the Obligations in such manner and
to   such   extent  as  the  Administrative  Agent   (acting   on
instructions from the Required Lenders) may require.

     "Swing Line Participation Amount" shall have the meaning provided in section 2.5(b).

     "Swing Line Revolving Commitment" shall mean, with respect to each Lender, the amount, if any, set forth opposite such Lender's name in Annex I as its "Swing Line Revolving Commitment" as the same may be reduced from time to time pursuant to section
4.1 and/or 10 or adjusted from time to time as a result of assignments to or from such Lender pursuant to section 14.4.

     "Swing Line Revolving Facility" shall mean the credit facility evidenced by the Total Swing Line Revolving Commitment.

     "Swing Line Revolving Facility Percentage" shall mean at any time for any Lender with a Swing Line Revolving Commitment, the percentage obtained by dividing such Lender's Swing Line Revolving Commitment by the Total Swing Line Revolving Commitment, provided, that if the Total Swing Line Revolving Commitment has been terminated, the Swing Line Revolving Facility Percentage for each Lender with a Swing Line Revolving Commitment shall be determined by dividing such Lender's Swing Line Revolving Commitment immediately prior to such termination by the Total Swing Line Revolving Commitment immediately prior to such termination.

     "Swing Line Revolving Loan" shall have the meaning provided in section 2.1(b).

     "Swing Line Revolving Note" shall have the meaning provided in section 2.6(a)(ii).

     "Taxes" shall have the meaning provided in section 5.4.

     "Testing Period" shall mean for any determination a single period consisting of the four consecutive fiscal quarters of the Company then last ended (whether or not such quarters are all within the same fiscal year).

     "Total Commitment" shall mean the sum of the Commitments of the Lenders.

     "Total General Revolving Commitment" shall mean the sum of the General Revolving Commitments of the Lenders.

     "Total Swing Line Revolving Commitment" shall mean the sum of the Swing Line Revolving Commitments of the Lenders.

     "Treasury Manager" shall have the meaning provided in the introductory paragraph hereof.

     "Type" shall mean any type of Loan determined with respect to the interest option applicable thereto, i.e., a Prime Rate
Loan, Eurodollar Loan or Money Market Rate Loan.

     "UCC" shall mean the Uniform Commercial Code.

     "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year exceeds the fair market value of the assets allocable thereto, each determined in accordance with Statement of Financial Accounting Standards No. 87, based upon the actuarial assumptions used by the Plan's actuary in the most recent annual valuation of the Plan.

     "United  States"  and  "U.S." each means  United  States  of
America.

     "Unutilized General Revolving Commitment" for any Lender at any time shall mean the excess of (i) such Lender's General Revolving Commitment at such time over (ii) the principal amount of General Revolving Loans made by such Lender and outstanding at such time.

     "Unutilized Swing Line Revolving Commitment" for any Lender at any time shall mean the excess of (i) such Lender's Swing Line Revolving Commitment at such time over (ii) the principal amount of Swing Line Revolving Loans made by such Lender and outstanding at such time.

     "Unutilized Total General Revolving Commitment" shall mean, at any time, the excess of (i) the Total General Revolving
Commitment at such time over (ii) the aggregate principal amount of all General Revolving Loans outstanding at such time.

     "Unutilized Total Swing Line Revolving Commitment" shall mean, at any time, the excess of (i) the Total Swing Line
Revolving Commitment at such time over (ii) the aggregate principal amount of all Swing Line Revolving Loans outstanding at such time.

     "Value" shall mean, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back Transaction or (ii) the fair value in the opinion of the Company, acting in good faith, of such property at the time of entering into such Sale and Lease-Back Transaction.

     "Wholly-Owned Subsidiary" shall mean each Subsidiary of the Company at least 95% of whose capital stock, equity interests and partnership interests, other than director's qualifying shares or similar interests, are owned directly or indirectly by the Company.

     "Written", "written" or "in writing" shall mean any form of written communication or a communication by means of telex, facsimile transmission, telegraph or cable.

     1.2. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     1.3. Accounting Terms. Except as otherwise specifically provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Treasury Manager notifies the Administrative Agent that the Treasury Manager requests an amendment to any provision of section 8 or 9 hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof to such provision (or if the Administrative Agent notifies the Treasury Manager that the Required Lenders request an amendment to any such provision hereof for such purposes), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance with the requirements of this Agreement.

     1.4. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to sections, Annexes and Exhibits shall be construed to refer to sections of, and Annexes and Exhibits to, this Agreement, and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all real property, tangible and intangible assets and properties, including cash, securities, accounts and contract rights, and interests in any of the foregoing.



     SECTION 2.     AMOUNT AND TERMS OF LOANS.

     2.1. Commitments for Loans. Subject to and upon the terms and conditions herein set forth, each Lender severally agrees to make a loan or loans (each a "Loan" and, collectively, the "Loans") to the Co-Borrowers, which Loans shall be drawn, to the extent such Lender has a Commitment under a Facility for the Co-Borrowers, under the applicable Facility, as set forth below:

          (a    General  Revolving Facility.  Loans  to  the  Co-
     Borrowers under the General Revolving Facility (each a "General Revolving Loan" and, collectively, the "General Revolving Loans") (i) may be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date; (ii) shall be made only in U.S. Dollars;
     (iii) except as otherwise provided, may, at the option of the Treasury Manager (acting on behalf of all Co-Borrowers), be incurred and maintained as, or converted into, General Revolving Loans which are either Prime Rate Loans or Eurodollar Loans, provided that all General Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of General Revolving Loans of the same Type; (iv) may only be made if after giving effect thereto the aggregate outstanding Swing Line Revolving Loans do not exceed the Unutilized Total General Revolving Commitment; (v) may be repaid or prepaid and reborrowed  in  accordance with the provisions  hereof;  and
     (vi) shall not exceed for any Lender at any time outstanding such Lender's General Revolving Commitment at such time.
 .
          (b Swing Line Revolving Facility. Loans to the Co-Borrowers under the Swing Line Revolving Facility (each a "Swing Line Revolving Loan" and, collectively, the "Swing Line Revolving Loans") (i) may be made at any time and from time to time on and after the Initial Borrowing Date and prior to the Maturity Date; (ii) shall be made only in U.S. Dollars; (iii) shall have a maturity of 30 days or less;

     (iv except as otherwise provided, may, at the option of the Treasury Manager (acting on behalf of all Co-Borrowers), be incurred as Swing Line Revolving Loans which are either Prime Rate Loans or Money Market Rate Loans, provided that all Swing Line Revolving Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, consist of Swing Line Revolving Loans of the same Type; (v) may only be made if after giving effect thereto the aggregate outstanding Swing Line Revolving Loans do not exceed the Unutilized Total General Revolving Commitment;
     (vi) may be repaid or prepaid and reborrowed in accordance with the provisions hereof; and (vii) shall not exceed for any Lender at any time outstanding such Lender's Swing Line Revolving Commitment at such time.

     2.2.  Minimum Borrowing Amounts, etc.; Pro Rata  Borrowings.
(a) The aggregate principal amount of each Borrowing by the Co-Borrowers shall not be less than the Minimum Borrowing Amount. More than one Borrowing may be incurred by the Co-Borrowers on any day, provided that if there are two or more Borrowings on a single day under the same Facility which consist of Eurodollar Loans, each such Borrowing shall have a different initial Interest Period.

     (b All Borrowings under a Facility shall be made by the Lenders having Commitments under such Facility pro rata on the basis of their respective Commitments under such Facility. It is understood that no Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

     2.3.  Notice  of Borrowing.  (a)   Whenever the Co-Borrowers
desire to incur Loans, the Treasury Manager (acting on behalf of all Co-Borrowers) shall give the Administrative Agent at its Notice Office,

          (A) Borrowings under the General Revolving Facility of Eurodollar Loans: in the case of any Borrowing under the General Revolving Facility of Eurodollar Loans to be made hereunder, prior to 11:00 A.M. (local time at its Notice Office), at least three Business Days' prior written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent),

          (B) Borrowings under any Facility of Prime Rate Loans: in the case of any Borrowing under any Facility of Prime Rate Loans to be made hereunder, prior to 11:00 A.M. (local time at its Notice Office) on the proposed date thereof written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent), or

          (C) Borrowings under the Swing Line Revolving Facility of Money Market Rate Loans: in the case of any Borrowing under the Swing Line Revolving Facility of Money Market Rate Loans to be made hereunder, if the Administrative Agent shall have furnished the Borrower with a Quoted Rate therefor, prior to 1:00 P.M. (local time at its Notice Office) on the proposed date thereof (which shall be within such period as the Administrative Agent shall have specified for such Quoted Rate) written or telephonic notice thereof (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent).

Each such notice (each such notice, a "Notice of Borrowing") shall (if requested by the Administrative Agent to be confirmed in writing), be substantially in the form of Exhibit B-1, and in any event shall be irrevocable and shall specify: (i) the Facility under which the Borrowing is to be incurred; (ii) the aggregate principal amount of the Loans to be made pursuant to such Borrowing; (iii) the date of the Borrowing (which shall be a Business Day); (iv) whether the Borrowing shall consist of Prime Rate Loans, Eurodollar Loans or Money Market Rate Loans; (v) if the Borrowing consists of Swing Line Revolving Loans, the maturity date thereof (which shall not be more than 30 days), and if such Swing Line Revolving Loans are Money Market Rate Loans, the Quoted Rate therefor; and (vi) if the requested Borrowing consists of Eurodollar Loans, the Interest Period to be initially applicable thereto. If the Borrower fails to specify in a Notice of Borrowing the maturity date of any Swing Line Revolving Loans, such maturity date shall be deemed to be 30 days. The Administrative Agent shall promptly, and in any event on the same day it receives any Notice of Borrowing, give each Lender which has a Commitment under any applicable Facility written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing under the applicable Facility, of such Lender's proportionate share thereof and of the other matters covered by the Notice of Borrowing relating thereto.

     (b Whenever the Treasury Manager (acting on behalf of all Co-Borrowers) proposes to submit a Notice of Borrowing with respect to Swing Line Revolving Loans which will be Money Market Rate Loans, it will prior to submitting such Notice of Borrowing notify the Administrative Agent of its intention and request the Administrative Agent to quote a fixed or floating interest rate (the "Quoted Rate") to be applicable thereto prior to the proposed maturity thereof. The Administrative Agent will immediately so notify the Lenders with Commitments under the Swing Line Revolving Facility, and if all of such Lenders are agreeable to a particular interest rate for the proposed maturity of such Money Market Rate Loans if such Loans are made on or prior to a specified date, the Administrative Agent shall quote such interest rate to the Treasury Manager as the Quoted Rate applicable to such proposed Money Market Rate Loans if made on or before such specified date for a maturity as so proposed by the Treasury Manager. The Lenders with Commitments under the Swing Line Revolving Facility contemplate that any Quoted Rate will be a rate of interest which reflects a margin corresponding to (or greater than) the sum of (x) the Applicable Eurodollar Margin in effect at the time of quotation of any Quoted Rate, plus (y) the Applicable Facility Fee Rate at such time, over the then prevailing Federal Funds Effective Rate, commercial paper, call money, overnight repurchase or other commonly quoted interest rate, in each case as selected by such Lenders. Nothing herein shall be deemed to permit any Lender which does not have a Swing Line Revolving Commitment any right of approval with respect to a Quoted Rate.

     (c Without in any way limiting the obligation of the Treasury Manager to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized
Officer of the Treasury Manager entitled to give telephonic notices under this Agreement on behalf of the Co-Borrowers. In each such case, the Administrative Agent's record of the terms of such telephonic notice shall be conclusive absent manifest error.

     2.4. Disbursement of Funds. (a) No later than 2:00 P.M. (local time at the Payment Office) on the date specified in each Notice of Borrowing, each Lender with a Commitment under the Facility under which any Borrowing pursuant to such Notice of Borrowing is to be made will make available its pro rata share, if any, of each Borrowing under such Facility requested to be made on such date in the manner provided below. All amounts shall be made available to the Administrative Agent in U.S. dollars and immediately available funds at the Payment Office and the Administrative Agent promptly will make available to the Co-Borrowers by depositing to the account of the Treasury Manager 's account at the Payment Office the aggregate of the amounts so made available in the type of funds received. Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the
Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Co-Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available same to the Co-Borrowers, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Treasury Manager, and the Co-Borrowers shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from such Lender or the Co-Borrowers, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Co-Borrowers to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (x) if paid by such Lender, the overnight Federal Funds Effective Rate or (y) if paid by the Co-Borrowers, the then applicable rate of interest, calculated in accordance with section 2.8, for the respective Loans (but without any requirement to pay any amounts in respect thereof pursuant to section 2.11).

     (b Nothing herein and no subsequent termination of the Commitments pursuant to section 4.2 or 4.3 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder and in existence from time to time or to prejudice any rights which the Co-Borrowers may have against any Lender as a result of any default by such Lender hereunder.

     2.5. Refunding of, or Participation in, Swing Line Revolving
Loans.  (a)  If any Event of Default exists, any

Lender which has any Swing Line Revolving Loans owing to it (a "Swing Line Lender") may, in its sole and absolute discretion, direct that the Swing Line Revolving Loans owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a "Notice of Swing Line Refunding"). Promptly upon receipt of a Notice of Swing Line Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with General Revolving Commitments and, unless an Event of Default specified in section 10.1(h) in respect of any Co-Borrower has occurred, the Treasury Manager. Each such Notice of Swing Line Refunding shall be deemed to constitute delivery by the Treasury Manager (on behalf of the Co-Borrowers) of a Notice of Borrowing requesting General Revolving Loans consisting of Prime Rate Loans in the amount of the Swing Line Revolving Loans to which it relates. Each Lender with a General Revolving Commitment (including the Swing Line Lender giving the Notice of Swing Line Refunding) hereby unconditionally agrees (notwithstanding that any of the conditions specified in section
6.2 hereof or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraphs (b) and
(d) below) to make a General Revolving Loan to the Co-Borrowers in an amount equal to such Lender's General Revolving Facility Percentage of the aggregate amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding relates. Each such Lender shall make the amount of such General Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its Domestic Lending Office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time. The proceeds of such General Revolving Loans shall be made immediately available to the Swing Line Lender giving such Notice of Swing Line Refunding and applied by it to repay the principal amount of the Swing Line Revolving Loans to which such Notice of Swing Line Refunding related. The Co-Borrowers irrevocably and unconditionally agree that, notwithstanding anything to the contrary contained in this Agreement, General Revolving Loans made as herein provided in response to a Notice of Swing Line Refunding shall constitute General Revolving Loans hereunder consisting of Prime Rate Loans.

     (b    If  prior to the time a General Revolving  Loan  would
otherwise have been made as provided above as a consequence of a Notice of Swing Line Refunding, any of the events specified in section 10.1(h) shall have occurred in respect of any Co-Borrower or one or more of the Lenders with General Revolving Commitments shall determine that it is legally prohibited from making a General Revolving Loan under such circumstances, each Lender (other than the Swing Line Lender giving the Notice of Swing Line Refunding), or each Lender (other than such Swing Line Lender) so prohibited, as the case may be, shall, on the date such General Revolving Loan would have been made by it (the "Purchase Date"), purchase an undivided participating interest in the outstanding Swing Line Revolving Loans to which such Notice of Swing Line Refunding related, in an amount (the "Swing Line Participation Amount") equal to such Lender's General Revolving Facility Percentage of such Swing Line Revolving Loans. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Swing Line Lender, in immediately available funds, such Lender's Swing Line Participation Amount, and promptly upon receipt thereof the Swing Line Lender shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Swing Line Lender's receipt of the funds from, and evidencing such Lender's participating interest in such Swing Line Revolving Loans and its Swing Line Participation Amount in respect thereof. If any amount required to be paid by a Lender to the Swing Line Lender pursuant to the above provisions in respect of any Swing Line Participation Amount is not paid on the date such payment is due, such Lender shall pay to the Swing Line Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.

     (c Whenever, at any time after the Swing Line Lender has received from any other Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment from or on behalf of the Borrower on account of the related Swing Line Revolving Loans, the Swing Line Lender will promptly distribute to such Lender its General Revolving Facility Percentage of such payment on account of its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event such payment received by the Swing Line Lender is required to be returned, such Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

     (d    Each  Lender's  obligation to make  General  Revolving
Loans and/or to purchase participations in connection with a

Notice of Swing Line Refunding (which shall in all events be within such Lender's Unutilized General Revolving Commitment, taking into account all outstanding participations in connection with Swing Line Refundings) shall be subject to the conditions that

          (i    such Lender shall have received a Notice of Swing
     Line Refunding complying with the provisions hereof; and

          (ii at the time the Swing Line Revolving Loans which are the subject of such Notice of Swing Line Refunding were made, (x) the Swing Line Lender making the same had no actual written notice from another Lender that an Event of Default had occurred and was continuing, and (y) the Swing Line Lender's actions in making such Swing Line Revolving Loans did not constitute gross negligence or willful misconduct;

but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Swing Line Lender which gives such Notice of Swing Line Refunding, and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Credit Party, or any other person, or any Credit Party may have against any Lender or other person, as the case may be, for any reason whatsoever;
(B) the occurrence or continuance of a Default or Event of Default; (C) any event or circumstance involving a Material Adverse Effect upon the Borrower; (D) any breach of any Credit Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.

     2.6. Notes. (a) The Co-Borrowers' obligation to pay the principal of, and interest on, the Loans made to the Co-Borrowers by each Lender shall be evidenced (i) if General Revolving Loans, by a promissory note substantially in the form of Exhibit A-1 with blanks appropriately completed in conformity herewith (each a "General Revolving Note" and, collectively, the "General Revolving Notes"), and (ii) if Swing Line Revolving Loans, by a promissory note substantially in the form of Exhibit A-2 with blanks appropriately completed in conformity herewith (each a "Swing Line Revolving Note" and, collectively, the "Swing Line Revolving Notes").

     (b    The  General Revolving Note issued to a Lender with  a
General Revolving Commitment shall: (i) be executed by the Co-

Borrowers who are at such time parties to this Agreement; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the General Revolving Commitment of such Lender and be payable in the principal amount of General Revolving Loans evidenced thereby; (iv) mature on the Maturity Date; (v) bear interest as provided in section 2.8 in respect of the Prime Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2: and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (c   The Swing Line Revolving Note issued to a Lender with a
Swing Line Revolving Commitment shall: (i) be executed by the Co-Borrowers who are at such time parties to this Agreement; (ii) be payable to the order of such Lender and be dated on or prior to the date the first Loan evidenced thereby is made; (iii) be in a stated principal amount equal to the Swing Line Revolving Commitment of such Lender and be payable in the principal amount of Swing Line Revolving Loans evidenced thereby; (iv) mature as to any Swing Line Revolving Loan evidenced thereby on the maturity date, not later than the 30th day following the date such Swing Line Revolving Loan was made, specified in the applicable Notice of Borrowing; (v) bear interest as provided in section 2.8 in respect of the Prime Rate Loans or Money Market Rate Loans, as the case may be, evidenced thereby; (vi) be subject to mandatory prepayment as provided in section 5.2; and
(vii) be entitled to the benefits of this Agreement and the other Credit Documents.

     (d Each Lender will note on its internal records the amount of each Loan made by it and each payment in respect thereof and will, prior to any transfer of any Note, endorse on the reverse side thereof or the grid attached thereto the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation shall not affect the any Co-Borrower's obligations in respect of such Loans.

     2.7.  Conversions  of  General  Revolving  Loans.   The  Co-
Borrowers shall have the option to convert on any Business Day all or a portion at least equal to the applicable Minimum Borrowing Amount of the outstanding principal amount of the outstanding Loans comprising a Borrowing under the General Revolving Facility into a Borrowing or Borrowings under the same Facility of the other Type of Loan which can be made pursuant to such Facility, provided that: (i) no partial conversion of a

Borrowing of Eurodollar Loans shall reduce the outstanding principal amount of the Eurodollar Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto; (ii) any conversion of Eurodollar Loans into Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Eurodollar Loans; (iii) Prime Rate Loans may only be converted into Eurodollar Loans if no Default under section 10.1(a) or Event of Default is in existence on the date of the conversion unless the Required Lenders otherwise agree; and (iv) Borrowings of Eurodollar Loans resulting from this section 2.7 shall conform to the requirements of section 2.2. Each such conversion shall be effected by the Treasury Manager (acting on behalf of all Co-Borrowers) giving the Administrative Agent at its Notice Office, prior to 11:00 A.M. (local time at such Notice Office), at least three Business Days' (or prior to 11:00 A.M. (local time at such Notice Office) same Business Day's, in the case of a conversion into Prime Rate Loans) prior written notice (or telephonic notice promptly confirmed in writing if so requested by the Administrative Agent) (each a "Notice of Conversion"), substantially in the form of Exhibit B-2, specifying the Loans to be so converted, the Type of Loans to be converted into and, if to be converted into a Borrowing of Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans. For the avoidance of doubt, the prepayment or repayment of any Loans out of the proceeds of other Loans by the Co-Borrowers is not considered a conversion of Loans into other Loans.

     2.8. Interest. (a) The unpaid principal amount of each General Revolving Loan which is (i) a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time; or (ii) a Eurodollar Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall at all times be the Applicable Eurodollar Margin (as defined below) for such General Revolving Loan plus the relevant Eurodollar Rate.

     (b The unpaid principal amount of each Swing Line Revolving Loan which is (i) a Prime Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a fluctuating rate per annum which shall at all times be equal to the Prime Rate in effect from time to time; or (ii) a Money Market Rate Loan shall bear interest from the date of the Borrowing thereof until maturity (whether by acceleration or otherwise) at a rate per annum which shall be equal to the Quoted Rate therefor.

     (c Notwithstanding the above provisions, if a Default under section 10.1(a) or Event of Default is in existence, all outstanding amounts of principal and, to the extent permitted by law, all overdue interest, in respect of each Loan shall bear interest, payable on demand, at a fluctuating rate per annum equal to 2% per annum above the Prime Rate in effect from time to time. If any amount (other than the principal of and interest on the Loans) payable by any Co-Borrower under the Credit Documents is not paid when due, such amount shall bear interest, payable on demand, at a fluctuating rate per annum equal to 2% per annum above the Prime Rate in effect from time to time.

     (d    Interest shall accrue from and including the  date  of
any Borrowing to but excluding the date of any prepayment or repayment thereof and shall be payable:

          (i    in the case of any Swing Line Revolving Loan,  on
     any prepayment (on the amount prepaid), at the maturity date thereof (whether by acceleration or otherwise) and, after such maturity, on demand; and

          (ii in the case of any General Revolving Loan, (A) which is a Prime Rate Loan, quarterly in arrears on the last Business Day of March, June, September and December, (B) which is a Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on the dates which are successively three months after the commencement of such Interest Period, and (C) in respect of each Loan, on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     (e   All computations of interest hereunder shall be made in
accordance with section 14.7(b).

     (f Each Reference Bank agrees to furnish the Administrative Agent timely information for the purpose of determining the Eurodollar Rate for any Borrowing consisting of Eurodollar Loans. If any one or more of the Reference Banks shall not timely furnish such information, the Administrative Agent shall determine the Eurodollar Rate on the basis of timely information furnished by the remaining Reference Banks. The Administrative Agent upon determining the interest rate for any Borrowing shall promptly notify the Borrower and the Lenders thereof.

     (g As used herein, the term "Applicable Eurodollar Margin", as applied to any Loan which is a Eurodollar Loan, means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears below, based on the Company's Consolidated EBITDA/Interest Ratio and the following provisions. Initially, until changed hereunder in accordance with the following provisions, the Applicable Eurodollar Margin will be 25.00 basis points per annum. Changes in the Applicable Eurodollar Margin, based upon changes in the Company's Consolidated EBITDA/Interest Ratio as at the end of any fiscal quarter ending on or after the fiscal quarter ended on or nearest to December 31, 1998, shall become effective on the first day of the month following the receipt by the Administrative
Agent pursuant to section 8.1(a) or (b) of the financial statements of the Company, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; provided that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered, the Administrative Agent may determine the Applicable Eurodollar Margin based upon a good faith estimate by the Treasury Manager of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, provided, further, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Eurodollar Margin for any Loans was too low at such determination, the Applicable Eurodollar Margin for such Loans shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Co-Borrowers will immediately pay to the Administrative Agent, for the account of the Lenders having Commitments in respect of the Facility under which such Loans were incurred all additional interest due by reason of such increased Applicable Eurodollar Margin. Any changes in the
Applicable Eurodollar Margin shall be determined by the Administrative Agent and the Administrative Agent will promptly provide notice of such determinations to the Treasury Manager and the Lenders. Any such determination by the Administrative Agent pursuant to this section 2.8(g) shall be conclusive and binding absent manifest error.


                       PRICING GRID TABLE
                  (Expressed in Basis Points)



                                    Applicable     Applicable
Consolidated EBITDA/Interest Rat    Eurodollar      Facility
io                                    Margin        Fee Rate


? 11.00 to 1.00                       20.00          10.00


? 8.00 to 1.00 and < 11.00 to         22.50          12.50
1.00


? 6.00 to 1.00 and < 8.00 to 1.00     25.00          15.00


< 6.00 to 1.00                        27.50          17.50




     2.9. Interest Periods. (a) At the time the Treasury Manager gives a Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, a Borrowing of Eurodollar Loans (in the case of the initial Interest Period applicable thereto) or prior to 11:00 A.M. (local time at the applicable Notice Office) on the third Business Day prior to the expiration of an Interest Period applicable to a Borrowing of Eurodollar Loans, it shall have the right to elect by giving the Administrative Agent written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Treasury Manager, be a one, two, three or six month period. Notwithstanding anything to the contrary contained above:

          (i    the initial Interest Period for any Borrowing  of
     Eurodollar Loans shall commence on the date of such

     Borrowing (including the date of any conversion from a Borrowing of Prime Rate Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;

          (ii if any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

          (iii if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided that if any Interest Period would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv   no  Interest Period for any Loan may be  selected
     which would end after the Maturity Date; and

          (v   no Interest Period may be elected at any time when
     a Default under section 10.1(a) or an Event of Default is then in existence unless the Required Lenders otherwise agree.

     (b If upon the expiration of any Interest Period the Treasury Manager has failed to (or may not) elect a new Interest Period to be applicable to the respective Borrowing of Eurodollar Loans as provided above, the Treasury Manager shall be deemed to have elected to convert such Borrowing to Prime Rate Loans effective  as  of  the expiration date of such  current  Interest
Period.
     2.10. Increased Costs, Illegality, etc. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined on a reasonable basis (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto):

          (i on any date for determining the Eurodollar Rate for any Interest Period that, by reason of any changes arising after the Effective Date affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

          (ii at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder in an amount which such Lender deems material with respect to any Eurodollar Loans (other than any increased cost or reduction in the amount received or receivable resulting from the imposition of or a change in the rate of taxes or similar charges) because of (x) any change since the Effective Date in any applicable law, governmental rule, regulation, guideline, order or request
     (whether or not having the force of law), or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline, order or request (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves includable in the Eurodollar Rate pursuant to the definition thereof) and/or (y) other circumstances adversely affecting the interbank Eurodollar market or the position of such Lender in such market; or

          (iii       at  any time, that the making or continuance
     of any Eurodollar Loan has become unlawful by compliance by such Lender in good faith with any change since the Effective Date in any law, governmental rule, regulation, guideline or order, or the interpretation or application thereof, or would conflict with any thereof not having the force of law but with which such Lender customarily complies or has become impracticable as a result of a contingency occurring after the Effective Date which materially adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent in the case of clause (i) above) shall (x) on or promptly following such date or time and (y) within 10 Business Days of the date on which such event no longer exists give notice (by telephone confirmed in writing) to the Treasury Manager and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other applicable Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Treasury Manager and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any

Notice of Borrowing or Notice of Conversion given by the Treasury Manager with respect to Eurodollar Loans which have not yet been incurred or converted shall be deemed rescinded by the Treasury Manager or, in the case of a Notice of Borrowing, shall, at the option of the Treasury Manager, be deemed converted into a Notice of Borrowing for Prime Rate Loans to be made on the date of Borrowing contained in such Notice of Borrowing, (y) in the case of clause (ii) above, the Co-Borrowers shall pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender, for such increased costs or reductions in amounts receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for the calculation thereof, which basis must be reasonable, submitted to the Borrower by such Lender shall, absent manifest error, be final and conclusive and binding upon all parties hereto) and (z) in the case of clause
(iii) above, the Co-Borrowers shall take one of the actions specified in section 2.10(b) as promptly as possible and, in any event, within the time period required by law.

     (b At any time that any Eurodollar Loan is affected by the circumstances described in section 2.10(a)(ii) or (iii), the Treasury Manager (on behalf of all Co-Borrowers) may (and in the case of a Eurodollar Loan affected pursuant to section
2.10(a)(iii) the Treasury Manager shall) either (i) if the affected Eurodollar Loan is then being made pursuant to a Borrowing, by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Treasury Manager was notified by a Lender pursuant to section 2.10(a)(ii) or (iii), cancel said Borrowing, convert the related Notice of Borrowing into one requesting a Borrowing of Prime Rate Loans or require the affected Lender to make its requested Loan as a Prime Rate Loan, or (ii) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's notice to the Administrative Agent, require the affected Lender to convert each such Eurodollar Loan into a Prime Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this section 2.10(b).

     (c If any Lender shall have determined that after the Effective Date, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged by law with the interpretation or administration thereof, or compliance by such Lender or its parent corporation with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank, or comparable agency, in each case made subsequent to the Effective Date, has or would have the effect of reducing by an amount reasonably deemed by such Lender to be material the rate of return on such Lender's or its parent corporation's capital or assets as a consequence of such Lender's commitments or obligations hereunder to a level below that which such Lender or its parent corporation could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's or its parent corporation's policies with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender upon the Treasury Manager (with a copy to the Administrative Agent), the Co-Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent corporation for such reduction. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this section 2.10(c), will give prompt written notice thereof to the Treasury Manager, which notice shall set forth, in reasonable detail, the basis of the calculation of such additional amounts, which basis must be reasonable, although the failure to give any such notice shall not release or diminish any Co-Borrowers's obligations to pay additional amounts pursuant to this section 2.10(c) upon the subsequent receipt of such notice.

     (d Notwithstanding anything in this Agreement to the contrary, (i) no Lender shall be entitled to compensation or payment or reimbursement of other amounts under section 2.10 or
5.4 for any amounts incurred or accruing more than 180 days prior to the giving of notice to the Treasury Manager of additional costs or other amounts of the nature described in such sections, and (ii) no Lender shall demand compensation for any reduction referred to in section 2.10(c) or payment or reimbursement of other amounts under section 5.4 if it shall not at the time be the general policy or practice of such Lender to demand such compensation, payment or reimbursement in similar circumstances under comparable provisions of other credit agreements.

     2.11. Breakage Compensation. The Co-Borrowers shall compensate each applicable Lender, upon its written request (which request shall set forth the detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans or Money Market Rate Loans) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent), (A) a Borrowing of Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not rescinded or withdrawn by the Treasury Manager or deemed rescinded or withdrawn pursuant to section 2.10(a)), or (B) a Borrowing of Money Market Rate Loans does not occur on a date specified therefor in a Notice of Borrowing; (ii) if any repayment, prepayment or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any repayment or prepayment of any of its Money Market Rate Loans occurs on a date which is not the maturity date thereof; (iv) if any prepayment of any of its Eurodollar Loans or Money Market Rate Loans, as the case may be, is not made on any date specified in a notice of prepayment given by the Treasury Manager; or (v) as a consequence of (x) any other default by the Co-Borrowers (or any of them) to repay their Eurodollar Loans or Money Market Rate Loans when required by the terms of this Agreement or (y) an election made pursuant to section 2.10(b).

     2.12.      Change of Lending Office; Replacement of Lenders.
(a) Each Lender agrees that, upon the occurrence of any event giving rise to the operation of section 2.10(a)(ii) or (iii), 2.10(c) or 5.4 with respect to such Lender, it will, if requested by the Treasury Manager, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Applicable Lending Office for any Loans or Commitment affected by such event, provided that such designation is made on such terms that such Lender and its Applicable Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such section.

     (b    If any Lender requests any compensation, reimbursement
or other payment under section 2.10(a)(ii) or (iii) or 2.10(c) with respect to such Lender, or if the Co-Borrowers are required to pay any additional amount to any Lender or governmental authority pursuant to section 5.4, or if any Lender is a Defaulting Lender, then the Treasury Manager (on behalf of all Co-Borrowers) may, at its and their sole expense and effort, upon  notice to such Lender and the Administrative Agent, require
such  Lender  to  assign  and  delegate,  without  recourse   (in
accordance with the restrictions contained in section 14.4(b)), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Treasury Manager shall have received the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Co-Borrowers (in the case of all other amounts), and
(iii) in the case of any such assignment resulting from a claim for compensation, reimbursement or other payments required to be made under section 2.10(a)(ii) or (iii) or 2.10(c) with respect to such Lender, or resulting from any required payments to any Lender or governmental authority pursuant to section 5.4, such assignment will result in a reduction in such compensation, reimbursement or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Treasury Manager to require such assignment and delegation cease to apply.

     (c    Nothing in this section 2.12 shall affect or  postpone
any of the obligations of the Co-Borrowers or the right of any Lender provided in section 2.10 or 5.4.

     SECTION 3.     FEES.

     3.1. Facility Fee. (a) The Co-Borrowers agree to pay to the Administrative Agent a Facility Fee ("Facility Fee"), for the account of each Non-Defaulting Lender which has a General Revolving Commitment, for the period from and including the Effective Date to but not including the date the Total General Revolving Commitment has been terminated. The Co-Borrowers will pay the Facility Fee in advance, with the first such payment being due on the Effective Date for the period through February 28, 1998, and succeeding quarterly payments being due on each March 1, June 1, September 1 and December 1 thereafter for the quarterly period commencing on such date, commencing March 1, 1998, until the Maturity Date. The Facility Fee payable on any date shall be computed at the Applicable Facility Fee Rate then in effect on the entire amount of the Total General Revolving Commitment, whether used or unused, but taking into account any temporary reductions or increases in the amount of the Total General Revolving Commitment which are provided for in section
4.2 and scheduled to occur during any period to be covered by any such payment.

     (b If at any time the Co-Borrowers voluntarily reduces the Total General Revolving Commitment in part pursuant to section 4.1 or voluntarily terminates the Total General Revolving Commitment in whole pursuant to section 4.1, each affected Lender will, if no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, refund to the Treasury Manager (for the account of the Co-Borrowers) such portion, if any, of any Facility Fee previously received by such Lender as relates to the amount by which its General Revolving Commitment has been so reduced and covers any period following such reduction, or as relates to its General Revolving Commitment and covers any period following any such termination.

     (c As used herein, the term "Applicable Facility Fee Rate" means the rate per annum determined by the Administrative Agent in accordance with the Pricing Grid Table which appears in section 2.8(g), based on the Company's Consolidated EBITDA/Interest Ratio and the following provisions; provided, that notwithstanding any thing to the contrary contained herein, if any Facility Fee is payable at a time when a Default under section 10.1(a) or Event of Default shall have occurred and be continuing, the Applicable Facility Fee Rate for such payment will be the highest rate per annum indicated for the Applicable Facility Fee Rate in such Pricing Grid Table. Initially, until changed hereunder in accordance with the following provisions, the Applicable Facility Fee Rate will be 15.00 basis points per annum. Changes in the Applicable Facility Fee Rate, based upon changes in the Company's Consolidated EBITDA/Interest Ratio as at the end of any fiscal quarter ending on or after the fiscal quarter ended on or nearest to December 31, 1998, shall become effective for any Facility Fee payable on or after the first day of the month following the receipt by the Administrative Agent pursuant to section 8.1(a) or (b) of the financial statements of the Company, accompanied by the certificate referred to in section 8.1(c), demonstrating the computation of such ratio, based upon the ratio in effect at the end of the applicable period covered (in whole or in part) by such financial statements; provided that if any financial statements referred to in section 8.1(a) or (b), or the related certificate referred to in section 8.1(c), are not timely delivered or are not yet due to be delivered with respect to any fiscal quarter or year which has ended, the Administrative Agent may determine the Applicable Facility Fee Rate based upon a good faith estimate by the
Treasury Manager of such ratio as in effect at the end of the applicable period to be covered (in whole or in part) by such financial statements, provided, further, that if upon delivery of such delinquent financial statements and related certificate, such financial statements indicate that such good faith estimate was incorrect and, as a result thereof, the Applicable Facility Fee Rate was too low at such determination, the Applicable Facility Fee Rate shall be increased, as appropriate, with retroactive effect to the date of the change made on the basis of such determination, and the Co-Borrowers will immediately pay to the Administrative Agent for the account of the Lenders all additional Facility Fee due by reason of such increased Applicable Facility Fee Rate. Any changes in the Applicable Facility Fee Rate shall be determined by the Administrative Agent and the Administrative Agent will promptly provide notice of such determinations to the Treasury Manager and the Lenders. Any such determination by the Administrative Agent pursuant to this section 3.1(c) shall be conclusive and binding absent manifest error.

     3.2. Other Fees. The Co-Borrowers shall pay to the Administrative Agent on the Effective Date and thereafter for its own account and/or for distribution to the Lenders such fees as heretofore agreed by the Treasury Manager (on behalf of the Co-Borrowers) or by the Company and the Administrative Agent.

     3.3. Computations of Fees. All computations of Fees shall be made in accordance with section 14.7(b).

     SECTION 4.     COMMITMENTS.

     4.1. Voluntary Termination/Reduction of Commitments. Upon at least three Business Days' prior written notice (or telephonic notice confirmed in writing) to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), by the Treasury Manager (on behalf of the Co-Borrowers), the Co-Borrowers shall have the right, without premium or penalty, to:

          (a) terminate the Total General Revolving Commitment, provided that (i) the Total Swing Line Revolving Commitment is simultaneously terminated; and (ii) all outstanding
     General Revolving Loans and all outstanding Swing Line Revolving Loans are contemporaneously prepaid in accordance with section 5.1;

            (b)     terminate  the  Total  Swing  Line  Revolving
     Commitment,  provided  that  all  outstanding   Swing   Line
     Revolving Loans are contemporaneously prepaid in accordance with section 5.1; and/or

          (c)     partially  and  permanently  reduce   (x)   the
     Unutilized  Total General Revolving Commitment,  and/or  (y)
     the   Unutilized  Total  Swing  Line  Revolving  Commitment,
     provided that:

               (i)    any   such   reduction   shall   apply   to
          proportionately and permanently reduce  the  applicable
          Commitment of each of the affected Lenders;

               (ii) any partial reduction of the Unutilized Total General Revolving Commitment pursuant to this section
          4.1 shall be in the amount of at least $5,000,000 (or, if greater, in integral multiples of $1,000,000);

               (iii) any partial reduction of the Unutilized Total Swing Line Revolving Commitment pursuant to this section 4.1 shall be in the amount of at least $1,000,000 (or, if greater, in integral multiples of $500,000);

               (iv) in the case of any such partial reduction of the Unutilized Total General Revolving Commitment, after giving effect thereto the outstanding Swing Line

          Revolving  Loans, if any, do not exceed the  Unutilized
          Total General Revolving Commitment as so reduced.

     4.2. Seasonal Adjustment of Total General Revolving Commitment, etc. During the consecutive calendar months of August through October, if the Total General Revolving Commitment then in effect is greater than $155,000,000, the Total General Revolving Commitment shall be automatically and temporarily reduced to $155,000,000. Upon any such reduction, the General Revolving Commitment of each affected Lender shall also be reduced, on a pro rata basis. Following the end of any such period, the Total General Revolving Commitment (and each General Revolving Commitment of each affected Lender) shall (if not previously terminated) be automatically and temporarily restored to the amount thereof at the beginning of such period, or if less, the amount thereof as permanently reduced during such period pursuant to section 4.1.

     4.3.  Mandatory Termination of Commitments, etc.   (a)   The
Total Commitment (and each Commitment of each Lender) shall terminate on March 1, 1998, unless the Initial Borrowing Date has occurred on or prior to such date.

     (b)   The  Total  Commitment (and each  Commitment  of  each
Lender) shall terminate on the earlier of (x) the Maturity  Date,
(y) the date on which a Change of Control occurs, and (z) the date on which a Determination of Taxability occurs.

     4.4. Extension of Maturity Date. At any time after March 1, 1999, and during the 30 day period following delivery by the Company pursuant to section 8.1(a) of its consolidated financial statements for its fiscal year then most recently ended, and annually thereafter during the 30 day period following delivery by the Company of its consolidated financial statements pursuant to section 8.1(a), the Treasury Manager may request the Administrative Agent to determine if all of the Lenders are then willing to extend the Maturity Date for a single additional year. If the Treasury Manager so requests, the Administrative Agent will so advise the Lenders. If all of the Lenders in their sole discretion are all willing to so extend the Maturity Date, after taking into account such considerations as any Lender may deem relevant, the Co-Borrowers, the Administrative Agent and all of the Lenders shall execute and deliver a definitive written instrument so extending the Maturity Date. No such extension of the Maturity Date shall be valid or effective for any purpose unless such definitive written instrument is so signed and delivered within 60 days following the giving by the

Administrative Agent of notice to the Lenders that  the  Treasury
Manager has requested such an extension.


     SECTION 5.     PAYMENTS.

     5.1. Voluntary Prepayments. The Co-Borrowers shall have the right to prepay any of its Loans, in whole or in part, without premium or penalty, from time to time, but only on the following terms and conditions:

          (i) the Treasury Manager shall give the Administrative Agent at the Notice Office written or telephonic notice (in the case of telephonic notice, promptly confirmed in writing if so requested by the Administrative Agent) of its intent to prepay the Loans, the amount of such prepayment and (in the case of Eurodollar Loans or Money Market Rate Loans) the specific Borrowing(s) pursuant to which made, which notice shall be received by the Administrative Agent by

               (A)   11:00 A.M. (local time at the Notice Office)
          three   Business  Days  prior  to  the  date  of   such
          prepayment, in the case of any prepayment of Eurodollar
          Loans, or

               (B) 11:00 A.M. (local time at the Notice Office) on the date of such prepayment, in the case of any prepayment of Prime Rate Loans or Money Market Rate
          Loans,

     and which notice shall promptly be transmitted by the Administrative Agent to each of the affected Lenders;

          (ii) in the case of prepayment of any Borrowings under the General Revolving Facility, each partial prepayment of any such Borrowing shall be in an aggregate principal of at least $500,000 or an integral multiple of $100,000 in excess thereof, in the case of Prime Rate Loans and at least $5,000,000 or an integral multiple of $1,000,000 in excess thereof, in the case of Eurodollar Loans;

          (iii) in the case of prepayment of any Borrowings under the Swing Line Revolving Facility, each partial prepayment of any such Borrowing shall be in an aggregate principal of at least $100,000 or an integral multiple of $50,000 in excess thereof;

          (iv) no partial prepayment of any Loans made pursuant to a Borrowing shall reduce the aggregate principal amount of such Loans outstanding pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto;

          (v) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans; and

          (vi) each prepayment of Eurodollar Loans or Money Market Rate Loans pursuant to this section 5.1 on any date other than the last day of the Interest Period applicable thereto, in the case of Eurodollar Loans, or the maturity date thereof, in the case of Money Market Rate Loans, as the case may be, shall be accompanied by any amounts payable in respect thereof under section 2.11.

     5.2. Mandatory Prepayments. The Loans shall be subject to mandatory prepayment in accordance with the following provisions:

          (a) If Outstanding General Revolving Loans Exceed Total General Revolving Commitment. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of General Revolving Loans exceeds the Total General Revolving Commitment as then in effect, the Co-Borrowers shall prepay on such date General Revolving Loans in an aggregate amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

          (b) If Outstanding Swing Line Revolving Loans Exceed the Unutilized Total General Revolving Commitment. If on any date (after giving effect to any other payments on such date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Unutilized Total General Revolving Commitment as then in effect, the Co-Borrowers shall prepay on such date Swing Line Revolving Loans in an aggregate amount, conforming to the requirements of section
     5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

          (c)    If Outstanding Swing Line Revolving Loans Exceed
     Total  Swing  Line Revolving Commitment.   If  on  any  date
     (after giving effect to any other payments on such

     date) the aggregate outstanding principal amount of Swing Line Revolving Loans exceeds the Total Swing Line Revolving Commitment as then in effect, the Co-Borrowers shall prepay on such date Swing Line Revolving Loans in an aggregate amount, conforming to the requirements of section 5.1 as to the amount of partial prepayments provided for therein, at least equal to such excess.

          (d) Change of Control. On the date on which a Change of Control occurs, notwithstanding anything to the contrary contained in this Agreement, no further Borrowings shall be made and the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full.

          (e) Determination of Taxability. On the date on which a Determination of Taxability occurs, notwithstanding anything to the contrary contained in this Agreement, no further Borrowings shall be made and the then outstanding principal amount of all Loans, if any, shall become due and payable and shall be prepaid in full.

          (f) Particular Loans to be Prepaid. With respect to each prepayment of Loans required by this section 5.2, the Treasury Manager shall designate the Types of Loans which are to be prepaid and the specific Borrowing(s) pursuant to which such prepayment is to be made, provided that (i) the Treasury Manager shall first so designate all Loans that are Prime Rate Loans and Eurodollar Loans with Interest Periods ending on the date of prepayment prior to designating any other Eurodollar Loans for prepayment, (ii) if the outstanding principal amount of Eurodollar Loans made pursuant to a Borrowing is reduced below the applicable Minimum Borrowing Amount as a result of any such prepayment, then all the Loans outstanding pursuant to such Borrowing shall be converted into Prime Rate Loans, and (iii) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the Treasury Manager as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs owing under section 2.11. Any prepayment of Eurodollar Loans or Money Market Rate Loans pursuant to this section 5.2 shall in all events be accompanied by such compensation as is required by section 2.11.

     5.3.  Method  and  Place of Payment.   Except  as  otherwise
specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the ratable (based on its pro rata share) account of the Lenders entitled thereto, not later than 11:00 A.M. (local time at the Payment Office) on the date when due and shall be made in immediately available funds and in lawful money of the United States of America at the Payment Office, it being understood that written notice by any Co-Borrower, or by the Treasury Manager (on behalf of any Co-Borrower) to the Administrative Agent to make a payment from the funds in such Co-Borrower's account, or the account of any Co-Borrower so designated by the Treasury Manager, at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement which are made later than 11:00 A.M. (local time at the Payment Office) shall be deemed to have been made on the next
succeeding  Business  Day.  Whenever  any  payment  to  be   made
hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next
succeeding  Business  Day  and,  with  respect  to  payments   of
principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.

     5.4. Net Payments. (a) All payments made by any Co-Borrower hereunder, under any Note or any other Credit Document, will be made without setoff, counterclaim or other defense. Except as provided for in section 5.4(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax, imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction under which such Lender is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect to such non excluded taxes, levies imposts, duties, fees, assessments or other charges (all such nonexcluded taxes levies, imposts, duties, fees assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Co-Borrowers agree to pay the full amount of such Taxes and such additional amounts as may be necessary so that every payment by any Co-Borrower of all amounts due hereunder, under any Note or under any other Credit Document, after withholding or deduction for or on account of any Taxes will not be less than the amount provided for herein or in such Note or in such other Credit Document. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Co-Borrowers agree to reimburse each Lender, upon the written request of such Lender for taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or Applicable Lending Office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or Applicable Lending Office of such Lender is located and for any withholding of income or similar taxes imposed by the United States of America as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence, which request shall be accompanied by a statement from such Lender setting forth, in reasonable detail, the computations used in determining such amounts. Each Co-Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Taxes, or any withholding or deduction on account thereof, is due pursuant to applicable law certified copies of tax receipts, or other evidence satisfactory to the Lender, evidencing such payment by such Co-Borrower. The Co-Borrowers will indemnify and hold harmless the Administrative Agent and each Lender, and reimburse the Administrative Agent or such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid or withheld by such Lender.

     (b) Each Lender that is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes agrees to provide to the Treasury Manager and the Administrative Agent on or prior to the Effective Date, or in the cases of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to section 14.4 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer and such Lender is in compliance with the provisions of this section 5.4(b)), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement, any Note or any other Credit

Document, or (ii) if the Lender is not a "bank" within the meaning of section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 5.4(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement, any Note or any other Credit Document. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Treasury Manager and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 5.4(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United
States withholding tax with respect to payments under this Agreement, any Note or any other Credit Document, or it shall immediately notify the Treasury Manager and the Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this section 5.4(b).
Notwithstanding anything to the contrary contained in section 5.4(a), but subject to section 14.4(b) and the immediately succeeding sentence, (x) each Co-Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or other similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for
United States federal income tax purposes and which has not provided to the Treasury Manager such forms that establish a complete exemption from such deduction or withholding and (y) no Co-Borrower shall be obligated pursuant to section 5.4(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States or any additional amounts with respect thereto (I) if such Lender has not provided to the Treasury Manager the Internal Revenue Service forms required to be provided to the Treasury Manager pursuant to this section 5.4(b) or (II) in the case of a payment other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not
establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this section 5.4 and except as specifically provided for in section 14.4(b), the Co-Borrowers agree to pay additional amounts and indemnify each Lender in the manner set forth in section 5.4(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any Taxes deducted or withheld by it as described in the previous sentence as a result of any changes after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

     (c) If any Lender, in its sole opinion, determines that it has finally and irrevocably received or been granted a refund in respect of any Taxes paid as to which indemnification has been paid by the Borrower pursuant to this section, it shall promptly remit such refund (including any interest received in respect thereof), net of all out-of-pocket costs and expenses; provided, that the Co-Borrowers agree to promptly return any such refund (plus interest) to such Lender in the event such Lender is required to repay such refund to the relevant taxing authority. Any such Lender shall provide the Treasury Manager with a copy of any notice of assessment from the relevant taxing authority
(redacting any unrelated confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on any Lender to apply for any such refund.
     (d) Reference is hereby made to the provisions of section 2.10(d) for certain limitations upon the rights of a Lender under this section.

     SECTION 6.     CONDITIONS PRECEDENT.

     6.1.  Conditions Precedent at Initial Borrowing  Date.   The
obligation of the Lenders to make Loans is subject to the satisfaction of each of the following conditions on the Initial
Borrowing Date:

          (a) Effectiveness; Notes. On or prior to the Initial Borrowing Date, (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each Lender the appropriate Note or Notes executed by the Co-Borrowers, in each case, in the amount, maturity and as otherwise provided herein.

          (b) Fees, etc. The Co-Borrowers shall have paid or caused to be paid all fees required to be paid by it on or prior to such date pursuant to section 4 hereof and all reasonable fees and expenses of the Administrative Agent and of special counsel to the Administrative Agent which have been invoiced on or prior to such date in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the consummation of the transactions contemplated hereby and thereby.

          (c) Other Credit Documents. The Credit Parties named therein shall have duly executed and delivered and there shall be in full force and effect, and original counterparts shall have been delivered to the Administrative Agent, in sufficient quantities for the Administrative Agent and the Lenders, of, the Subsidiary Guaranty (as modified, amended or supplemented from time to time in accordance with the terms thereof and hereof, the "Subsidiary Guaranty"), substantially in the form attached hereto as Exhibit C-1.

          (d) Corporate Resolutions and Approvals. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, certified copies of the resolutions of the Board of Directors of each Co-Borrower and each other Credit Party (or, as to any Credit Party which is a partnership, of the Board of Directors of one of its general partners), approving the Credit Documents to which any Co-Borrower or any such other Credit Party, as the case may be, is or may become a party, and of all documents evidencing other necessary corporate or other organizational action and governmental approvals, if any, with respect to the execution, delivery and performance by any Co-Borrower or any such other Credit Party of the Credit Documents to which it is or may become a party.

          (e) Incumbency Certificates. The Administrative Agent shall have received, in sufficient quantity for the Administrative Agent and the Lenders, a certificate of the Secretary or an Assistant Secretary of each Co-Borrower and other Credit Party (or as to any Credit Party which is a partnership, of the Secretary or an Assistant Secretary of one of its general partners), certifying the names and true signatures of the officers of such Co-Borrower or such other Credit Party (or of any general partner, if such Credit Party is a partnership), as the case may be, authorized to sign the Credit Documents to which such Co-Borrower or such other Credit Party is a party and any other documents to which such Co-Borrower or any such other Credit Party is a party which may be executed and delivered in connection herewith.

          (f) Opinion of Counsel. On the Initial Borrowing Date, the Administrative Agent shall have received an opinion, addressed to the Administrative Agent and each of the Lenders and dated the Initial Borrowing Date, from Squire Sanders & Dempsey, special counsel to the Company, substantially in the form of Exhibit C-2 hereto and covering such other matters incident to the transactions contemplated hereby as the Administrative Agent may reasonably request, such opinion to be in form and substance satisfactory to the Administrative Agent.

          (g) Existing Credit Agreement. Contemporaneously with the initial Borrowing hereunder, or prior thereto, the Company shall have terminated the commitments under its existing Credit Agreement, dated as of October 6, 1994, with the banks named therein, and KeyBank, as Agent, and prepaid any and all borrowings thereunder.

          (h) Modification of Restrictions Contained in Existing Senior Notes. Contemporaneously with the initial Borrowing hereunder, or immediately prior thereto, (i) the Company shall have obtained and there shall be in full force and effect such modifications, amendments, waivers or consents from the holders of the Company's $50,000,000 aggregate principal amount of Senior Notes due 2006, as may be necessary under the restrictions contained in such Senior Notes or the Private Shelf Agreement related thereto in order to permit (A) the Co-Borrowers and other Credit Parties to enter into the Credit Documents and to make the Borrowings herein contemplated, and (B) the Company to complete the Acquisition Transaction in accordance with the Acquisition Documents; and (ii) all of the terms and conditions of any such modifications, amendments, waivers or consents shall be satisfactory in form and substance to each of the Lenders.

          (i)    Completion  of  Acquisition  Transaction.    The
     Company shall have delivered to the Administrative Agent, in sufficient quantities for the Lenders, (x) all

     Acquisition Documents, certified as true and correct by an Authorized Officer, all of which Acquisition Documents shall be in the same form as they were in at the time they were previously furnished to the Lenders not later than five days prior to the Effective Date, or shall otherwise be satisfactory to the Required Lenders; and (y) not later than five days prior to the Effective Date, copies of all financial statements and other material financial information furnished to the Company pursuant to the provisions of the Acquisition Documents.

          Each of the conditions precedent to the obligations of the Company to consummate the Acquisition Transaction which is contained in any of the Acquisition Documents shall have been fulfilled (without any waiver thereto not consented to by the Required Lenders) to the satisfaction of the Required Lenders.

            Without limiting the generality of the foregoing, the Acquisition Transaction shall have been consummated in compliance with the terms of the Acquisition Documents and all applicable laws, and all material governmental and third party approvals in connection with the Acquisition Transaction contemplated by the Acquisition Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority (including any court having jurisdiction) which restrains or prevents such transactions or imposes, in the judgment of the Required Lenders, materially adverse conditions upon the consummation of the Acquisition Transaction or the continued operation of the Company's businesses or the business to be acquired by the Company in the Acquisition Transaction.

          As part of the consideration payable by the Company pursuant to the Acquisition Documents, the Company shall have issued additional Limited Partner Interests having an aggregate value, based on the closing price of Limited Partner Interests on the New York Stock Exchange on the last trading day prior to the Initial Borrowing Date, of at least $100 million, and such issuance shall be in compliance with all applicable laws, rules and regulations.

          (j) Proceedings and Documents. All partnership, corporate and other proceedings and all documents incidental to the transactions contemplated hereby shall be satisfactory in substance and form to the Administrative Agent and the Lenders and the Administrative Agent and its special counsel and the Lenders shall have received all such counterpart originals or certified or other copies of such documents as the Administrative Agent or its special counsel or any Lender may reasonably request.

     6.2.  Conditions  Precedent  to  All  Credit  Events.    The
obligations of the Lenders to make each Loan, including Loans made on the Initial Borrowing Date, is subject, at the time thereof, to the satisfaction of the following conditions:

          (a)   Notice  of  Borrowing, etc.   The  Administrative
     Agent shall have received a Notice of Borrowing meeting the requirements of section 2.3 with respect to the incurrence of Loans.

          (b) No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made.

The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by the Co-Borrowers to each of the Lenders that all of the applicable conditions specified in section 6.1 and/or 6.2, as the case may be, exist as of that time. All of the certificates, legal opinions and other documents and papers referred to in this section 6, unless otherwise specified, shall be delivered to the Administrative Agent for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders, and the Administrative Agent will promptly distribute to the Lenders their respective Notes and the copies of such other certificates, legal opinions and documents.

     SECTION 7.     REPRESENTATIONS AND WARRANTIES.

     In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, the Co-Borrowers make the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and each Credit Event:

     7.1. Organizational Status, etc. Each of the Company and its Subsidiaries (i) is a duly organized or formed and validly existing corporation, partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its formation and has the corporate, partnership or limited liability company power and authority, as applicable, to own its property and assets and to transact the business in which it is engaged and presently proposes to engage, and (ii) has duly qualified and is authorized to do business in all jurisdictions where it is required to be so qualified except where the failure to be so qualified would not have a Material Adverse Effect.

     7.2.  Subsidiaries.   Annex II hereto lists, as of the  date
hereof, each Subsidiary of the Company (and the direct and indirect ownership interest of the Company therein).

     7.3. Organizational Power and Authority, etc. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is party. Each Credit Party has duly executed and delivered each Credit Document to which it is party and each Credit Document to which it is party constitutes the legal, valid and binding agreement or obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

     7.4. No Violation. Neither the execution, delivery and performance by any Credit Party of the Credit Documents to which it is party nor compliance with the terms and provisions thereof
(i) will contravene any provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality applicable to such Credit Party or its properties and assets, (ii) will conflict with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party pursuant to the terms of any promissory note, bond, debenture, indenture, mortgage, deed of trust, credit or loan agreement, or any other material agreement or other instrument, to which such Credit Party is a party or by which it or any of its property or assets are bound or to which it may be subject, or (iii) will violate any provision of the certificate or articles of incorporation, code of regulations or by-laws, or other charter documents of such Credit Party.

     7.5. Governmental Approvals. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, is required to authorize or is required as a condition to (i) the execution, delivery and performance by any Credit Party of any Credit Document to which it is a party, or (ii) the legality, validity, binding effect or enforceability of any Credit Document to which any Credit Party is a party.

     7.6. Litigation. There are no actions, suits or proceedings pending or, to, the knowledge of the Company, threatened with respect to the Company or any of its Subsidiaries (i) that have, or could reasonably be expected to have, a Material Adverse Effect, or (ii) which question the validity or enforceability of any of the Credit Documents, or of any action to be taken by any Credit Party pursuant to any of the Credit Documents to which it is a party.

     7.7. Use of Proceeds; Margin Regulations. (a) The proceeds of all Loans shall be utilized (i) to retire the Indebtedness referred to in section 6.1(g), (ii) to pay the purchase price payable under the Acquisition Documents referred to in section 6.1(i), and (iii) for other lawful purposes not inconsistent with the requirements of this Agreement.

     (b) No part of the proceeds of any Credit Event will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock. Neither any Credit Event, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of

Governors of the Federal Reserve System. No Co-Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of any Co-Borrower or of any Co-Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

     7.8. Financial Statements, etc. (a) The Company has furnished to the Lenders and the Administrative Agent complete and correct copies of (i) the audited consolidated balance sheets of the Company and its consolidated subsidiaries as of December 31, 1996, and December 31, 1995, and the related audited consolidated statements of income, partners' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Company's independent accountants, as contained in the most recent Form 10-K Annual Report of the Company filed with the SEC; and (ii) the unaudited condensed consolidated balance sheets of the Company and its consolidated subsidiaries as of its fiscal quarter ended on or nearest to September 30, 1997, and the related unaudited condensed consolidated statements of income and of cash flows of the Company and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the most recent Form 10-Q Quarterly Report of the Company filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present the financial position of the Company and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which will involve a Material Adverse Effect.

     (b) Each Co-Borrower has received consideration which is the reasonable equivalent value of the obligations and liabilities that such Co-Borrower has incurred to the
Administrative Agent and the Lenders. Each Co-Borrower now has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is now solvent and able to pay its debts as they mature and each Co-Borrower, as of the Initial Borrowing Date, or if later, as of the date it became an Additional Co-Borrower hereunder, owns property having a value, both at fair valuation and at present fair salable value, greater than the amount required to pay such Co-Borrower's debts; and no Co-Borrower is entering into or otherwise becoming a party to any of the Credit Documents with the intent to hinder, delay or defraud its creditors.

     (c) The Company has delivered or caused to be delivered to the Lenders prior to the execution and delivery of this Agreement a copy of the Company's Report on Form 10-K as filed (without Exhibits) with the SEC for its fiscal year ended December 31, 1996, which contains a general description of the business and affairs of the Company and its Subsidiaries.

     7.9. No Material Adverse Change. Since December 31, 1996, there has been no change in the condition, business or affairs of the Company and its Subsidiaries taken as a whole, or their properties and assets considered as an entirety, except for changes, none of which, individually or in the aggregate, has had or could reasonably be expected to have, a Material Adverse Effect.

     7.10. Tax Returns and Payments. Each of the Company and each of its Subsidiaries has filed all federal income tax returns and all other material tax returns, domestic and foreign, required to be filed by it and has paid all material taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith. The Company and each of its Subsidiaries has established on its books such charges, accruals and reserves in respect of taxes, assessments, fees and other governmental charges for all fiscal periods as are required by GAAP. The Company knows of no proposed assessment for additional federal, foreign or state taxes for any period, or of any basis therefor, which, individually or in the aggregate, taking into account such charges, accruals and reserves in respect thereof as the Company and its Subsidiaries have made, could reasonably be expected to have a Material Adverse Effect.

     7.11. Title to Properties, etc. The Company and each of its Subsidiaries has good and marketable title, in the case of real property, and good title (or valid leasehold interests, in the case of any leased property), in the case of all other property, to all of its properties and assets free and clear of Liens other than Liens permitted by section 9.3. The interests of the Company and each of its Subsidiaries in the properties reflected in the most recent balance sheet referred to in section 7.8, taken as a whole, were sufficient, in the judgment of the Company, as of the date of such balance sheet for purposes of the ownership and operation of the businesses conducted by the Company and such Subsidiaries.

     7.12. Lawful Operations, etc. The Company and each of its Subsidiaries (i) holds all necessary federal, state and local governmental licenses, registrations, certifications, permits and authorizations necessary to conduct its business, and (ii) is in full compliance with all material requirements imposed by law, regulation or rule, whether federal, state or local, which are applicable to it, its operations, or its properties and assets, including without limitation, applicable requirements of Environmental Laws, except for any failure to obtain and maintain in effect, or noncompliance, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     7.13. Environmental Matters. (a) The Company and each of its Subsidiaries is in compliance with all Environmental Laws governing its business except to the extent that any such failure to comply (together with any resulting penalties, fines or forfeitures) would not reasonably be expected to have a Material Adverse Effect. All licenses, permits, registrations or approvals required for the business of the Company and each of its Subsidiaries, as conducted as of the Initial Borrowing Date, under any Environmental Law have been secured and the Company and each of its Subsidiaries is in substantial compliance therewith, except for such licenses, permits, registrations or approvals the failure to secure or to comply therewith is not reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received written notice, or otherwise knows, that it is in any respect in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction, or decree to which the Company or such Subsidiary is a party or which would affect the ability of the Company or such Subsidiary to operate any real property and no event has occurred and is continuing which, with the passage of time or the giving of notice or both, would constitute noncompliance, breach of or default thereunder, except in each such case, such noncompliance, breaches or defaults as would not reasonably be expected to, in the aggregate, have a Material Adverse Effect. There are as of the Initial Borrowing Date no Environmental Claims pending or, to the best knowledge of the Company, threatened wherein an unfavorable decision, ruling or finding would reasonably be expected to have a Material Adverse Effect. There are no facts, circumstances, conditions or occurrences on any Real Property now or at any time owned, leased or operated by the Company or any of its Subsidiaries or on any property adjacent to any such Real Property, which are known by the Company or as to which the Company or any such Subsidiary has received written notice, that could reasonably be expected (i) to form the basis of an Environmental Claim against the Company or any of its Subsidiaries or any Real Property of the Company or any of its Subsidiaries, or (ii) to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property under any Environmental Law, except in each such case, such Environmental Claims or restrictions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     (b) Hazardous Materials have not at any time been (i) generated, used, treated or stored on, or transported to or from, any Real Property of the Company or any of its Subsidiaries or
(ii) released on any such Real Property, in each case where such occurrence or event is not in compliance with Environmental Laws and is reasonably likely to have a Material Adverse Effect.

     7.14. Compliance with ERISA. Compliance by the Company with the provisions hereof and Credit Events contemplated hereby will not involve any prohibited transaction within the meaning of ERISA or section 4975 of the Code. The Company and each of its Subsidiaries, (i) has fulfilled all obligations under minimum funding standards of ERISA and the Code with respect to each Plan that is not a Multiemployer Plan or a Multiple Employer Plan,
(ii) has satisfied all respective contribution obligations in respect of each Multiemployer Plan and each Multiple Employer Plan, (iii) is in compliance in all material respects with all other applicable provisions of ERISA and the Code with respect to each Plan, each Multiemployer Plan and each Multiple Employer Plan, and (iv) has not incurred any liability under the Title IV of ERISA to the PBGC with respect to any Plan, any Multiemployer Plan, any Multiple Employer Plan, or any trust established thereunder. No Plan or trust created thereunder has been terminated, and there have been no Reportable Events, with respect to any Plan or trust created thereunder or with respect to any Multiemployer Plan or Multiple Employer Plan, which termination or Reportable Event will or could result in the termination of such Plan, Multiemployer Plan or Multiple Employer Plan and give rise to a material liability of the Company or any ERISA Affiliate in respect thereof. Neither the Company nor any ERISA Affiliate is at the date hereof, or has been at any time within the two years preceding the date hereof, an employer required to contribute to any Multiemployer Plan or Multiple
Employer Plan, or a "contributing sponsor" (as such term is defined in section 4001 of ERISA) in any Multiemployer Plan or Multiple Employer Plan. Neither the

Company nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Lenders in writing.

     7.15. Intellectual Property, etc. The Company and each of its Subsidiaries has obtained or has the right to use all material patents, trademarks, servicemarks, trade names, copyrights, licenses and other rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others, except for such patents, trademarks, servicemarks, trade names, copyrights, licenses and rights, the loss of which, and such conflicts, which in any such case individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

     7.16. Investment Company Act, etc. Neither the Company nor any of its Subsidiaries is subject to regulation with respect to the creation or incurrence of Indebtedness under the Investment Company Act of 1940, as amended, the Interstate Commerce Act, as amended, the Federal Power Act, as amended, the Public Utility Holding Company Act of 1935, as amended, or any applicable state public utility law.

     7.17. Burdensome Contracts; Labor Relations. Neither the Company nor any of its Subsidiaries (i) is subject to any burdensome contract, agreement, corporate restriction, judgment, decree or order, (ii) is a party to any labor dispute affecting any bargaining unit or other group of employees generally, (iii) is subject to any material strike, slow down, workout or other concerted interruptions of operations by employees of the Company or any Subsidiary, whether or not relating to any labor contracts, (iv) is subject to any significant pending or, to the knowledge of the Company, threatened, unfair labor practice complaint, before the National Labor Relations Board, and (v) is subject to any significant pending or, to the knowledge of the Company, threatened, grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement, (vi) is subject to any significant pending or, to the knowledge of the Company, threatened, significant strike, labor dispute, slowdown or stoppage, or (vii) is, to the knowledge of the Company, involved or subject to any union representation organizing or certification matter with respect to the employees of the Company or any of its Subsidiaries, except (with respect to any matter specified in any of the above clauses), for such matters as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     7.18. Existing Indebtedness. Annex III sets forth a true and complete list, as of the date or dates set forth therein, of all Indebtedness of the Company and each of its Subsidiaries, on a consolidated basis, which (i) has an outstanding principal amount of at least $5,000,000, or may be incurred pursuant to existing commitments or lines of credit or
(ii) is secured by any Lien on any property of the Company or any Subsidiary, and which will be outstanding on the Initial Borrowing Date after giving effect to the initial Borrowing hereunder, other than the Indebtedness created under the Credit Documents (all such Indebtedness, whether or not in a principal amount meeting such threshold and required to be so listed on Annex III, herein the "Existing Indebtedness"). The Company has provided to the Administrative Agent prior to the date of execution hereof true and complete copies (or summary descriptions) of all agreements and instruments governing the Indebtedness listed on Annex III (the "Existing Indebtedness Agreements").

     7.19. Year 2000 Problem. The Co-Borrowers and their respective Subsidiaries have reviewed the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis the "Year 2000 Problem" (that is, the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31,
1999). Based on such review and program, the Co-Borrowers reasonably believe that the "Year 2000 Problem" will not have a Material Adverse Effect.

     7.20. True and Complete Disclosure. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Company or any of its Subsidiaries in writing to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of such person in writing to any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided,  except that any such future information consisting  of financial projections prepared by management of the Company is only represented herein as being based on good faith estimates and assumptions believed by such persons to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. As of the Effective Date, there is no fact known to the Company or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which has not theretofore been disclosed in writing to the Lenders.


     SECTION 8.     AFFIRMATIVE COVENANTS.

     Each Co-Borrower hereby covenants and agrees that so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes are outstanding and the Loans, together with interest, Fees and all other Obligations hereunder, have been paid in full:

     8.1. Reporting Requirements. The Company will furnish to each Lender and the Administrative Agent:

(a) Annual Financial Statements. As soon as available and in any event within 100 days after the close of each fiscal year of the Company, the consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income, of partner's equity and of cash flows for such fiscal year, in each case setting forth comparative figures for the preceding fiscal year, all in reasonable detail and accompanied by the opinion with respect to such consolidated financial statements of independent public accountants of recognized national standing selected by the Company, which opinion shall be unqualified and shall (i) state that such accountants audited such consolidated financial statements in accordance with generally accepted auditing standards, that such accountants believe that such audit provides a reasonable basis for their opinion, and that in their opinion such consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as at the end of such fiscal year and the consolidated results of their operations and cash flows for
     such fiscal year in conformity with generally accepted accounting principles, or (ii) contain such statements as are customarily included in unqualified reports of independent accountants in conformity with the recommendations and requirements of the American Institute
     of   Certified   Public  Accountants   (or   any   successor
     organization).

          (b) Quarterly Financial Statements. As soon as available and in any event within 50 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Company, the unaudited condensed consolidated balance sheets of the Company and its consolidated Subsidiaries as at the end of such quarterly period and the related unaudited condensed consolidated statements of income and of cash flows for such quarterly period or for the portion of the fiscal year ended with such quarterly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Company by the Chief Financial Officer or other Authorized Officer of the Company, subject to changes resulting from normal year-end audit adjustments.

          (c) Officer's Compliance Certificates. At the time of the delivery of the financial statements provided for in sections 8.1(a) and (b), a certificate on behalf of the Company of the Chief Financial Officer or other Authorized
     Officer of the Company to the effect that, to the best knowledge of the Company, no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth the calculations required to determine the Consolidated EBITDA/Interest Ratio and establish compliance with the provisions of sections 9.4(c), 9.5(p) and sections
     9.6 through 9.8, inclusive, of this Agreement, including an identification of the amounts of any financial items of persons or business units acquired or disposed of by the Company for any periods prior to the date of acquisition which are used in making such calculations.

(d)  Notice of Default.  Promptly, and in any event within  three
     Business Days after the Company or any of its Subsidiaries obtains knowledge thereof, notice of the occurrence of any event which constitutes a Default or

     Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Company proposes to take with respect thereto.

          (e) ERISA. Promptly, and in any event within 10 days after the Company, any Subsidiary of the Company or any
     ERISA Affiliate knows of the occurrence of any of the following, the Company will deliver to each of the Lenders a certificate on behalf of the Company of an Authorized Officer of the Company setting forth the full details as to such occurrence and the action, if any, that the Company, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by the Company, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto:

               (i) that a Reportable Event has occurred with respect to any Plan;

               (ii) the institution of any steps by the Company, any ERISA Affiliate, the PBGC or any other person to terminate any Plan;

               (iii)      the  institution of any  steps  by  the
          Company or any ERISA Affiliate to withdraw from any Plan;

               (iv) the institution of any steps by the Company or any Subsidiary to withdraw from any Multiemployer Plan or Multiple Employer Plan, if such withdrawal could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) in excess of $1,000,000;

               (v) a non-exempt "prohibited transaction" within the meaning of section 406 of ERISA in connection with any Plan;

               (vi) that a Plan has an Unfunded Current Liability exceeding $1,000,000;

               (vii)      any material increase in the contingent
          liability of the Company or any Subsidiary with respect to any post-retirement welfare liability; or

               (viii)     the  taking of any action  by,  or  the
          threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.

          (f) Environmental Matters. Promptly upon, and in any event within 10 Business Days after, an officer of the Company obtains actual knowledge thereof, notice of any of the following:

                 (i)  any  pending, or threatened  (in  writing),
          Environmental Claim against the Company or any of its Subsidiaries or any Real Property at any time owned or operated by the Company or any of its Subsidiaries, which involves any reasonable likelihood (in the Company's reasonable judgment) of resulting in a Material Adverse Effect: or

               (ii) any condition or occurrence on or arising from any particular Real Property at any time owned or operated by the Company or any of its Subsidiaries that, in the Company's reasonable judgment, will require clean-up, removal or other remediation expenditures (including Consolidated Capital Expenditures) by the Company and its Subsidiaries of more than $1,000,000 to achieve substantial compliance with Environmental Laws.

     All such notices shall describe in reasonable detail the nature of the Environmental Claim, condition or occurrence and the Company's or such Subsidiary's proposed response thereto.

          (g) Determination of Taxability. Promptly upon any election by the Company, or the receipt of any notice or other communication from the Internal Revenue Service, which constitutes, or might reasonably give rise to, a
     Determination of Taxability, copies of all relevant documentation related thereto, and a notice from the Company which refers specifically to the prepayment obligations of the Company under section 5.2(e) hereof.

          (h) SEC Reports and Registration Statements. Promptly upon transmission thereof or other filing with the SEC, copies of all registration statements (other than the exhibits thereto and any registration statement on Form S-8 or its equivalent) and annual, quarterly or current reports that the Company or any of its Subsidiaries files with the SEC.

          (i) Other Information. With reasonable promptness, such other information or documents (financial or otherwise) relating to the Company or any of its Subsidiaries as any Lender may reasonably request from time to time.

     8.2. Books, Records and Inspections. The Company will, and will cause each of its Subsidiaries to, (i) keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company or such Subsidiaries, as the case may be, in accordance with GAAP, in the case of the Company, or which are reconcilable to a GAAP presentation, in the case of any Subsidiary; and (ii) permit, upon at least five Business Days' notice to the Chief Financial Officer or any other Authorized Officer of the Company, officers and designated representatives of the Administrative Agent or any of the Lenders to visit and inspect any of the properties or assets of the Company and any of its Subsidiaries in whomsoever's possession (but only to the extent the Company or such Subsidiary has the right to do so to the extent in the possession of another person), and to examine the books of account of the Company and any of its Subsidiaries and discuss the affairs, finances and accounts of the Company and of any of its Subsidiaries with, and be advised as to the same by, its and their officers and independent accountants and independent actuaries, if any, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or any of the Lenders may request.

     8.3. Insurance. The Company will, and will cause each of its Subsidiaries to, (i) maintain insurance coverage by such insurers and in such forms and amounts and against such risks as are generally consistent with the insurance coverage maintained by the Company and its Subsidiaries at the date hereof, and (ii) forthwith upon any Lender's written request, furnish to such Lender such information about such insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail satisfactory to such Lender and certified by an Authorized Officer of the Company.

     8.4. Payment of Taxes and Claims. The Company will pay and discharge, and will cause each of its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien or charge upon any properties of the Company or any of its Subsidiaries; provided that neither the Company nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP.

     8.5. Corporate Franchises. The Company will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate or other organizational existence, rights, authority and franchises, provided that nothing in this section
8.5 shall be deemed to prohibit (i) any transaction permitted  by section 9.2; (ii) the termination of existence of any Subsidiary if (A) the Company determines that such termination is in its best interest and (B) such termination is not adverse in any material respect to the Lenders; or (iii) the loss of any rights, authorities or franchises if the loss thereof, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     8.6. Good Repair. The Company will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used or useful in its business in whomsoever's possession they may be, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements, thereto, to the extent and in the manner customary for companies in similar businesses.

     8.7. Compliance with Statutes, etc. The Company will, and will cause each of its Subsidiaries to, comply, in all material respects, with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, other than those (i) being contested in good faith by appropriate proceedings, as to which adequate reserves are established to the extent required under GAAP, and (ii) the noncompliance with which would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under any Credit Document.

     8.8. Compliance with Environmental Laws. Without limitation of the covenants contained in section 8.7 hereof:

          (a) The Company will, and will cause each of its Subsidiaries to, (i) comply, in all material respects, with all Environmental Laws applicable to the ownership, lease or use of all Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, and promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under any Credit Document; and (ii) keep or cause to be kept all such Real Property free and clear of any Liens imposed pursuant to such Environmental Laws which are not permitted under section 9.3.

          (b) Without limitation of the foregoing, if the Company or any of its Subsidiaries shall generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property now or hereafter owned, leased or operated by the Company or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, any such action shall be effected only in the ordinary course of business and in any event in compliance, in all material respects, with all Environmental Laws applicable thereto, except for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under any Credit Document.

          (c) If required to do so under any applicable order of any governmental agency, the Company will undertake, and cause each of its Subsidiaries to undertake, any clean up, removal, remedial or other action necessary to remove and clean up any Hazardous Materials from any Real Property owned, leased or operated by the Company or any of its Subsidiaries in accordance with, in all material respects, the requirements of all applicable Environmental Laws and in accordance with, in all material respects, such orders of all governmental authorities, except (i) to the extent that the Company or such Subsidiary is contesting such order in good faith and by appropriate proceedings and for which adequate reserves have been established to the extent required by GAAP, or (ii) for such noncompliance as would not have, and which would not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of the Company to perform its obligations under any Credit Document.

     8.9. Fiscal Years, Fiscal Quarters. The Company will, for consolidated financial reporting purposes, continue to use December 31 as the end of its fiscal year and its current methodology for determining the length of its fiscal quarters. If the Company shall change any of its Subsidiaries' fiscal years or fiscal quarters (other than the fiscal year or fiscal quarters of a person which becomes a Subsidiary, made at the time such person becomes a Subsidiary, to conform to the Company's fiscal year and fiscal quarters or to conform to the fiscal year or fiscal quarters which the Company generally utilizes for its Subsidiaries), the Company will promptly, and in any event within 30 days following any such change, deliver a notice to the Administrative Agent and the Lenders describing such change and any material accounting entries made in connection therewith and stating whether such change will have any impact upon any financial computations to be made hereunder, and if any such impact is foreseen, describing in reasonable detail the nature and extent of such impact. If the Required Lenders determine that any such change will have any impact upon any financial computations to be made hereunder which is adverse to the Lenders, the Company will, if so requested by the Administrative Agent, enter into an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent and the Required Lenders, modifying any of the financial covenants or related provisions hereof in such manner as the Required Lenders determine is necessary to eliminate such adverse effect.

     8.10.      Certain  Subsidiaries to Enter into  or  Join  in
Subsidiary Guaranty. (a) In the event that at any time after the Initial Borrowing Date

          (x) the Company has any Material Subsidiary (other than a Foreign Subsidiary as to which section 8.10(b) applies) which is not at the time a Co-Borrower or a party to the Subsidiary Guaranty, or

          (y) an Event of Default shall have occurred and be continuing and the Borrower has any Subsidiary which is not at the time a Co-Borrower or a party to the Subsidiary
     Guaranty,

the Company will notify the Administrative Agent in writing of such event, identifying the Subsidiary in question and referring specifically to the rights of the Administrative Agent and the Lenders under this section. The Company will, within 30 days following request therefor from the Administrative Agent (who may give such request on its own initiative or upon request by the
Required Lenders), cause such Subsidiary to deliver to the Administrative Agent, in sufficient quantities for the Lenders,
(i)  counterparts of a joinder supplement, satisfactory  in  form and substance to the Administrative Agent and the Required Lenders, duly executed by such Subsidiary, pursuant to which such Subsidiary joins in the Subsidiary Guaranty as a guarantor thereunder, and (ii) if such Subsidiary is a corporation, resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or an Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such joinder supplement, or if such Subsidiary is not a corporation, such other evidence of the authority of such Subsidiary to execute
such   joinder  supplement  as  the  Administrative   Agent   may
reasonably request.

     (b)    Notwithstanding  the  foregoing  provisions  of  this
section 8.10, the Company shall not, unless an Event of Default shall have occurred and be continuing, be required to cause a Foreign Subsidiary to join in the Subsidiary Guaranty if (i) to do so would subject the Company or its partners to liability for additional United States income taxes by virtue of section 956 of the Code in an amount the Company considers material, and (ii) the Company provides the Administrative Agent, within the 30-day period referred to in section 8.10(a), with documentation, including computations prepared by the Company's internal tax officer, its independent accountants or tax counsel, acceptable to the Required Lenders, in support thereof.

     8.11. Hedge Agreements, etc. In the event the Company or any of its Subsidiaries desires to enter into any Hedge Agreement in order to provide protection to the Company or any such Subsidiary from fluctuations and other changes in interest rates and currency exchange rates, the Company or such Subsidiary will be free to do so, provided that the Company will not, and will not permit any Subsidiary to, enter into a Hedge Agreement which exposes the Company or its Subsidiaries to predominantly speculative risks unrelated to the amount of assets, Indebtedness or other liabilities intended to be subject to coverage on a notional basis under all such Hedge Agreements.

     8.12. Most Favored Covenant Status, etc. Should any Co-Borrower at any time after the Effective Date, issue or guarantee any unsecured Indebtedness denominated in U.S. dollars for money borrowed or represented by bonds, notes, debentures or similar securities in an aggregate amount exceeding $5,000,000, to any lender or group of lenders acting in concert with one another, or one or more institutional investors, pursuant to a loan agreement, credit agreement, note purchase agreement, indenture, guaranty or other similar instrument, which agreement, indenture, guaranty or instrument, includes affirmative or negative business or financial covenants (or any events of default or other type of restriction which would have the practical effect of any affirmative or negative business or financial covenant, including, without limitation, any "put" or mandatory prepayment or redemption of any such Indebtedness upon the occurrence of a "change of control") which are applicable to any Co-Borrower, other than those set forth herein or in any of the other Credit Documents, the Company shall promptly so notify the Administrative Agent and the Lenders and, if the Administrative Agent shall so request by written notice to the Company (after a determination has been made by the Required Lenders that any of the above-referenced documents or instruments contain any such provisions, which either individually or in the aggregate, are more favorable to the holders of such unsecured Indebtedness than any of the provisions set forth herein), the Co-Borrowers, the Administrative Agent and the Lenders shall promptly amend this Agreement to incorporate some or all of such provisions, in the discretion of the Administrative Agent and the Required Lenders, into this Agreement and, to the extent necessary and reasonably desirable to the Administrative Agent and the Required Lenders, into any of the other Credit Documents, all at the election of the Administrative Agent and the Required Lenders.

     8.13. Addition and Deletion of Co-Borrowers. Whenever the Company determines that it desires for a Wholly-Owned Subsidiary which is not already a Co-Borrower to become a party hereto as a Co-Borrower, it will cause such Subsidiary to deliver to the Administrative Agent an Election to Participate for such Subsidiary and such other evidence of the authority of such Subsidiary to become a Co-Borrower as the Administrative Agent may reasonably request. Without limitation of the foregoing, promptly after the initial Borrowing hereunder, the Company will cause Knott's Berry Farm to sign counterparts of this Agreement pursuant to which it will become a party hereto as a Co-Borrower and deliver to the Administrative Agent such other evidence of the authority of such Subsidiary to become a Co-Borrower as the Administrative Agent may reasonably request. The addition of a Subsidiary as a Co-Borrower (an "Additional Co-Borrower") shall, except in the case of Knott's Berry Farms, be subject to the approval of the Administrative Agent and the Required Lenders in their sole discretion, and such approval shall be evidenced, so far as the Co-Borrowers are concerned, only by the signed written acceptance by the Administrative Agent of an Election to Participate in the space provided at the end of the form of Election to Participate attached as an Exhibit hereto. No Election to Participate shall be valid or effective for any purpose until so accepted in writing by the Administrative Agent. If requested by the Administrative Agent (acting on instructions from the Required Lenders) at any time, the Company will take such actions as may be necessary to add any Wholly-Owned Subsidiary as an Additional Co-Borrower. If at any time the Company determines that a Subsidiary should no longer be a Co-Borrower, it may, with the prior written consent of the Administrative Agent and all of the Lenders, cause such Co-Borrower to deliver to the Administrative Agent an Election to Terminate with respect to such Borrowing Subsidiary. No such Election to Terminate shall be valid or effective for any purpose until accepted by the Administrative Agent and such acceptance evidenced by the signature of the the Administrative Agent in the space provided at the end of the form of Election to Terminate attached as an Exhibit hereto.

     8.14. Company to Arrange Additional Senior Notes. Promptly and in any event not later than January 31, 1998, the Company shall arrange with The Prudential Insurance Company of America (and/or any of its Affiliates) or other institutional investors for the issuance by the Company and/or any of the other Co-Borrowers, on or before January 31, 1998, of at least $50 million aggregate original principal amount of its and/or their unsecured senior notes (the "Additional Senior Notes"), and shall provide to the Lenders written evidence, satisfactory in form and substance to the Required Lenders, that such issuance has been arranged for on customary terms and conditions.

     8.15. Senior Debt. The Co-Borrowers will at all times ensure that (a) the claims of the Lenders in respect of the Obligations of each Co-Borrower will not be subordinate to, and will in all respects at least rank pari passu with, the claims of every other senior unsecured creditor of such Co-Borrower, and (b) any Indebtedness subordinated in any manner to the claims of any other senior unsecured creditor of any Co-Borrower will be subordinated in like manner to such claims of the Lenders.


     SECTION 9.     NEGATIVE COVENANTS.

     Each Co-Borrower hereby covenants and agrees that on the Effective Date and thereafter for so long as this Agreement is in effect and until such time as the Total Commitment has been terminated, no Notes remain outstanding and the Loans, together with interest, Fees and all other Obligations incurred hereunder are paid in full:

     9.1. Changes in Business. Neither the Company nor any of its Subsidiaries will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by the Company and its
Subsidiaries, would be substantially changed from the general nature of the business engaged in by the Company and its Subsidiaries on the date hereof, after giving effect to the consummation of the Acquisition Transaction.

     9.2. Consolidation, Merger, Acquisitions, Sale of Assets, etc. The Company will not, and will not permit any Subsidiary to, (1) wind up, liquidate or dissolve its affairs, (2) enter into any transaction of merger or consolidation, (3) sell or otherwise dispose of any of its property or assets (but excluding any sale or disposition of inventory, or obsolete or excess furniture, fixtures, equipment or other property, in the ordinary course of business), (4) purchase, lease or otherwise acquire on a going concern basis (in one transaction or a series of related transactions) all or any part of the facilities and business operated by any person which is not a Subsidiary of the Company (excluding any purchases, leases or other acquisitions of property or assets in, and for use in, the ordinary course of business), (5) acquire any such person or any equity securities of such person, or (6) agree to do any of the foregoing at any future time, except that the following shall be permitted:

          (a)      Acquisition    Transaction     and     Related
     Reorganization: completion of the Acquisition Transaction in accordance with the Acquisition Documents; and completion of the reorganization transactions which have resulted in the organizational structure of the Company and its Subsidiaries indicated in Annex II hereto;

          (b) Permitted Investments, etc.: the loans, advances and investments permitted pursuant to section 9.5;

          (c) Certain Intercompany Mergers, etc.: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, (i) the merger, consolidation or amalgamation of any Wholly-Owned Subsidiary with or into the Company or another Wholly-Owned Subsidiary, so long as in any merger, consolidation or amalgamation involving the Company it is the surviving or continuing or resulting corporation, or the liquidation or dissolution of any Subsidiary, or (ii) the transfer or other disposition of any property by the Company to any Wholly-Owned Subsidiary or by any Wholly-Owned Subsidiary to the Company or any other Wholly-Owned Subsidiary of the Company;

          (d) Permitted Acquisitions: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company or any Subsidiary may make Permitted Acquisitions, provided that at least five Business Days prior to the date of any such Permitted Acquisition which involves consideration (including the amount of any assumed Indebtedness and (without duplication) any outstanding Indebtedness of any person which becomes a Subsidiary as a result of such Permitted Acquisition) of $10,000,000 or more, the Company shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Company by an Authorized Officer of the Company, which certificate shall (A) contain the date such Permitted Acquisition is scheduled to be consummated, (B) contain the estimated purchase price of such Permitted Acquisition, (C) contain a description of the property and/or assets acquired in connection with such Permitted Acquisition, (D) demonstrate that at the time of making any such Permitted Acquisition the covenants contained in sections 9.6 through 9.8 shall be complied with on a pro forma basis as if the properties and/or assets so acquired had been owned by the Company, and the Indebtedness assumed and/or incurred to acquire and/or finance same has been outstanding, for the four fiscal quarters month period immediately preceding such acquisition for which financial statements have been delivered to the Lenders (without giving effect to any credit for unobtained or unrealized gains or any adjustments to overhead in connection with any such Permitted Acquisition), and (E) if requested by the Administrative Agent, attach thereto a true and correct copy of the then proposed purchase agreement, merger agreement or similar agreement, partnership agreement and/or other contract entered into in connection with such Permitted Acquisition;

          (e) Permitted Dispositions: if no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Company or any of its Subsidiaries may
     (i) sell any land, building or other property (including any related receivables or other intangible assets) to any person which is not a Subsidiary of the Company, or (ii) sell the entire capital stock (or other equity interests) and Indebtedness of any Subsidiary owned by the Company or any other Subsidiary to any person which is not a Subsidiary of the Company, or (iii) permit any Subsidiary to be merged or consolidated with a person which is not an Affiliate of the Company, or (iv) consummate any other Asset Sale with a person who is not a Subsidiary of the Company; provided that
     (A) the consideration for such transaction represents fair value (as determined by management of the Company), and at least 90% of such consideration consists of cash, (B) the cumulative aggregate consideration for all such transactions completed in any fiscal year does not exceed $25,000,000, and (C) in the case of any such transaction involving consideration in excess of $10,000,000, at least five Business Days prior to the date of completion of such transaction the Company shall have delivered to the Administrative Agent an officer's certificate executed on behalf of the Company by an Authorized Officer of the Company, which certificate shall contain a description of the proposed transaction, the date such transaction is scheduled to be consummated, the estimated purchase price or other consideration for such transaction, financial information pertaining to compliance with the preceding clauses (A) and (B), and which shall (if requested by the Administrative Agent) include a certified copy of the draft or definitive documentation pertaining thereto; and

          (f)   Leases:   the Company or any of its  Subsidiaries
     may enter into leases of property or assets not constituting
     Permitted Acquisitions which are not otherwise in violation of this Agreement.

     9.3. Liens. The Company will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets of any kind (real or personal, tangible or intangible) of the Company or any such Subsidiary whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable or notes with or without recourse to the Company or any of its Subsidiaries, other than for purposes of collection of delinquent accounts in the ordinary course of business) or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except that the foregoing restrictions shall not apply to:

          (a) Existing Liens, etc.: Liens (i) in existence on the Initial Borrowing Date which are listed, and the Indebtedness secured thereby and the property subject thereto on the Initial Borrowing Date described, in Annex IV, or (ii) arising out of the refinancing, extension, renewal or refunding of any Indebtedness secured by any such Liens, provided that the principal amount of such Indebtedness is not increased and such Indebtedness is not secured by any additional assets;

          (b)    Purchase  Money  Liens  and  Liens  on  Acquired
     Properties:  Liens which

               (i) are placed upon equipment or machinery used in the ordinary course of business of the Company or any Subsidiary at the time of (or within 180 days after) the acquisition thereof by the Company or any such Subsidiary to secure Indebtedness incurred to pay or finance all or a portion of the purchase price thereof, provided that the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of the Company or any such Subsidiary; or
               (ii) are existing on property or other assets at the time acquired by the Company or any Subsidiary or on assets of a person at the time such person first becomes a Subsidiary of the Company; provided that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets or person by the Company or any of its Subsidiaries; (B) in the case of any such acquisition of a person, any such Lien attaches only to the property and assets of such person; and (C) in the case of any such acquisition of property or assets by the Company or any Subsidiary, any such Lien attaches only to the property and assets so acquired and not to any other property or assets of the Company or any Subsidiary;

     provided that (1) the Indebtedness secured by any such Lien does not exceed 100% of the fair market value of the property and assets to which such Lien attaches, determined at the time of the acquisition of such property or asset or the time at which such person becomes a Subsidiary of the Company (except in the circumstances described in clause
     (ii) above to the extent such Liens constituted customary purchase money Liens at the time of incurrence and were entered into in the ordinary course of business), and (2) the Indebtedness secured thereby is permitted by section 9.4(d);

          (c) Certain Tax Liens: Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP;

          (d) Ordinary Course Liens, etc.: Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; and mechanic's Liens, carrier's Liens, and other Liens to secure the performance of tenders, statutory obligations, contract bids, government contracts, performance and return-of-money bonds and other similar obligations, incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money), whether pursuant to statutory requirements, common law or consensual arrangements; provided such Liens do not in the aggregate materially detract from the value of the property or assets subject thereto or materially impair the use thereof in the operation of the business of the Company or any Subsidiary;

          (e) Credit Documents: Liens, if any, created by this Agreement or the other Credit Documents;

          (f) Judgment Liens: Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under section 10.1(g);

          (g) Leases: Leases or subleases granted to others not interfering in any material respect with the business of the Company or any of its Subsidiaries and any interest or title of a lessor under any lease not in violation of this Agreement;

          (h) Leased Property: Liens arising from financing statements regarding property subject to leases not in violation of the requirements of this Agreement, provided that such Liens are only in respect of the property subject to, and secure only, the respective lease (and any other lease with the same or an affiliated lessor); and

          (i) Easements and other Encumbrances: easements, rights-of-way, zoning or deed restrictions, minor encroachments, defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of the Company or any of its Subsidiaries considered as an entirety.

     9.4.  Indebtedness.   The Company will  not,  and  will  not
permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness of the Company or any of its Subsidiaries, except:

          (a) Credit Documents: Indebtedness incurred under this Agreement and the other Credit Documents;
          (b) Existing Indebtedness: the Existing Indebtedness (including Indebtedness incurred pursuant to commitments and lines of credit described on Annex III); and any refinancing, extension, renewal or refunding of any such Existing Indebtedness not involving an increase in the principal amount thereof or a reduction of more than 10% in the remaining weighted average life to maturity thereof (computed in accordance with standard financial practice); provided that the Existing Indebtedness identified in section 6.1 hereof which is to be retired as of the Initial Borrowing Date may not be refinanced except by Loans incurred hereunder;

          (c)   Additional  Senior Notes:  the Additional  Senior
     Notes,  if  issued  on  or  before  January  31,  1998,   as
     contemplated by section 8.14, provided that

               (i) each of the Lenders shall be satisfied that the purchase price for, and interest rate borne by, the Additional Senior Notes reflect current market conditions for issuers of similar credit quality, and shall otherwise be satisfied with the stated maturity and average life to maturity of the Additional Senior Notes and the financial and business covenants contained in the Additional Senior Notes or any related note purchase agreement;

               (ii) if necessary in order for the Company and/or the other Co-Borrowers to successfully complete the issuance and sale of the Additional Senior Notes, the Lenders and the Administrative Agent shall have entered into an intercreditor agreement with the holders of the Additional Senior Notes (and the holders of the Company's Senior Notes due 2006), substantially in the form attached hereto as Exhibit C-3; and

               (iii) if the Company is required to enter into any amendment or other modification of its Private Shelf Agreement, dated as of August 24, 1994, in order to consummate the transactions contemplated by the issuance of the Additional Senior Notes, such amendment or modification shall be satisfactory in form and substance to the Required Lenders;

          (d)    Priority   Debt:   the  following   Indebtedness
     (collectively, "Priority Debt"):

               (i)   Indebtedness  consisting  of  Capital  Lease
          Obligations of the Company and its Subsidiaries,

               (ii)  Indebtedness  secured  by  a  Lien  on   any
          property of the Company or any Subsidiary, and

               (iii)      other  Indebtedness of Subsidiaries  of
          the Company (exclusive of Indebtedness owed pursuant to any of the Credit Documents or to the Company or a Wholly-Owned Subsidiary of the Company);

     provided that at the time of any incurrence thereof after the date hereof, and after giving effect thereto, (A) no
     Event of Default shall have occurred and be continuing or would result therefrom, (B) the aggregate outstanding principal amount of Priority Debt referred to in the foregoing clause (iii) does not exceed $10,000,000, and (C) the aggregate outstanding principal amount (using

     Capitalized Lease Obligations in lieu of principal amount, in the case of any Capital Lease) of Priority Debt shall not exceed an amount equal to 10% of the Company's Consolidated Net Worth as of the end of its most recent fiscal year or fiscal quarter for which financial statements have been delivered to the Lenders hereunder;

          (e) Hedge Agreements: Indebtedness of the Company or any Subsidiary under Hedge Agreements;

          (f) Intercompany Debt: Indebtedness of the Company to any of its Subsidiaries, and Indebtedness of any of the Company's Subsidiaries to the Company or to another Subsidiary of the Company, in each case to the extent permitted under section 9.5;

          (g)    Guaranty   Obligations:   Guaranty   Obligations
     permitted under section 9.5; and

          (h) Additional Unsecured Debt: additional unsecured Indebtedness of the Company, to the extent not otherwise permitted pursuant to the foregoing clauses, provided that at the time of incurrence thereof, and after giving effect thereto, no Event of Default shall have occurred and be continuing or would result therefrom.

     9.5. Advances, Investments, Loans and Guaranty Obligations. The Company will not, and will not permit any of its Subsidiaries to, (1) lend money or credit or make advances to any person, (2) purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, or other investment in, any person, (3) create, acquire or hold any Subsidiary, (4) be or become a party to any joint venture or partnership, or (5) be or become obligated under any Guaranty Obligations (other than those created in favor of the Lenders pursuant to the Credit Documents), except:

          (a) the Company or any of its Subsidiaries may invest in cash and Cash Equivalents;

          (b)   any  endorsement of a check or  other  medium  of
     payment   for   deposit  or  collection,  or   any   similar
     transaction in the normal course of business;

          (c) the Company and its Subsidiaries may acquire and hold receivables owing to them in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

          (d) investments acquired by the Company or any of its Subsidiaries (i) in exchange for any other investment held by the Company or any such Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other investment, or
     (ii) as a result of a foreclosure by the Company or any of its Subsidiaries with respect to any secured investment or other transfer of title with respect to any secured investment in default;

          (e) loans, advances and investments acquired by the Company or any of its Subsidiaries in connection with (and not arising in anticipation of) Permitted Acquisitions or other transactions permitted by section 9.2;

          (f) loans and advances to employees for business-related travel expenses, moving expenses, costs of replacement homes and other similar expenses, in each case incurred in the ordinary course of business, shall be permitted;

          (g)   investments  in the capital of  any  Wholly-Owned
     Subsidiary which is (i) a Wholly-Owned Subsidiary, and (ii) not a Foreign Subsidiary;

          (h) to the extent not permitted by the foregoing clauses, existing investments in any Subsidiaries (and any increases thereof attributable to increases in retained earnings);

          (i) to the extent not permitted by the foregoing clauses, the existing loans, advances, investments and guarantees described on Annex V hereto;

          (j) any unsecured guaranty by the Company of any Indebtedness of a Subsidiary permitted by section 9.4, and any guaranty by any Subsidiary described in section 9.4;

          (k) investments of the Company and its Subsidiaries in Hedge Agreements;

          (l)   loans and advances by any Subsidiary of  any  Co-
     Borrower to such Co-Borrower or any other Co-Borrower,
     provided   that   the   Indebtedness   represented   thereby
     constitutes Subordinated Indebtedness;

          (m) loans and advances by the Company or by any Subsidiary of the Company to, or other investments in, any Subsidiary of the Company which is (i) a Subsidiary Guarantor or a Co-Borrower, and (ii) not a Foreign Subsidiary;

          (n) loans and advances by any Subsidiary of the Company which is not a Subsidiary Guarantor to, or other investments by any such Subsidiary in, any other Subsidiary of the Company which is a Wholly-Owned Subsidiary;

          (o) Guaranty Obligations, not otherwise permitted by the foregoing clauses, of (i) the Company or any Subsidiary in respect of leases of the Company or any Subsidiary the entry into which is not prohibited by this Agreement, (ii) the Company or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising as a matter of applicable law because the Company or such Subsidiary is or is deemed to be a general partner of such other person, or (iii) the Company or any Subsidiary in respect of any other person (other than in respect of (x) Indebtedness for borrowed money or represented by bonds, notes, debentures or similar securities, or (y) Indebtedness constituting Capital Leases) arising in the ordinary course of business;

          (p) any other loans, advances, investments (whether in the form of cash or contribution of property, and if in the form of a contribution of property, such property shall be valued for purposes of this clause (o) at the fair value thereof as reasonably determined by the Company) and Guaranty Obligations, including, without limitation, in or to or for the benefit of, Subsidiaries, joint ventures, or other persons, not otherwise permitted by the foregoing clauses, made after the date of the most recent financial statements of the Company furnished to the lenders prior to the Effective Date (such loans, advances and investments, collectively, "Basket Investments", and such Guaranty Obligations, collectively "Basket Guarantees") described below: (i) if no Event of Default shall have occurred and be continuing, or would result therefrom, Basket Investments of up to an aggregate of $30,000,000, taking into account the repayment of any loans or advances comprising such Basket Investments, shall be permitted to be made, and (ii) if no Event of Default shall have occurred and be continuing, or would result therefrom, Basket Guarantees covering up to $25,000,000 aggregate principal amount of Indebtedness outstanding at any time, shall be permitted to be incurred.

     9.6. Consolidated Debt/Consolidated EBITDA Ratio. The Company will not at any time permit the ratio of (i) the amount of its Consolidated Debt at such time to (ii) its Consolidated EBITDA for the Testing Period most recently ended, to exceed 3.00 to 1.00 at any time.

     9.7. Interest Coverage Ratio. The Company will not permit its Interest Coverage Ratio for any Testing Period ending on or prior to December 31, 1998 to be less than 3.00 to 1.00, or for any Testing Period thereafter to be less than 3.50 to 1.00.

     9.8. Minimum Consolidated Net Worth. The Company will not permit its Consolidated Net Worth as of the end of any fiscal quarter ending after December 31, 1997 to be less than the Minimum Consolidated Net Worth applicable at such time.

     9.9. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into any transaction or series of transactions with any Affiliate (other than, in the case of the Company, any Subsidiary, and in the case of a Subsidiary, the Company or another Subsidiary) other than in the ordinary course of business of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a person other than an Affiliate, except (i) loans, advances and investments permitted by section 9.5, (ii) sales of goods to an Affiliate for use or distribution outside the United States which in the good faith judgment of the Company complies with any applicable legal requirements of the Code, or
(iii) agreements and transactions with and payments to officers, directors and equityholders which are either (A) entered into in the ordinary course of business and not prohibited by any of the provisions of this Agreement, or (B) entered into outside the ordinary course of business, approved by the directors or equityholders of the Company, and not prohibited by any of the provisions of this Agreement.

     9.10. Limitation on Certain Restrictive Agreements. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist or become effective, any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Company or any Subsidiary to create, incur or suffer to exist any Lien upon any of its property or assets as security for Indebtedness, or (b) the ability of any such Subsidiary to pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Company or any Subsidiary of the Company, or pay any Indebtedness owed to the Company or a Subsidiary of the Company, or to make loans or advances to the Company or any of the Company's other Subsidiaries, or transfer any of its property or assets to the Company or any of the Company's other Subsidiaries, except for such restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest, (iv) customary provisions restricting assignment of any licensing agreement entered into in the ordinary course of business, (v) customary provisions restricting the transfer of assets subject to Liens permitted under section 9.3(b), (vi) restrictions which do not limit dividends or other distributions by the Company or any of its Subsidiaries which are contained in the Existing Indebtedness Agreements as in effect on the Effective Date which relate to any Existing Indebtedness which will continue outstanding following the Initial Borrowing Date,
(vii) any document relating to Indebtedness secured by a Lien permitted by section 9.3, insofar as the provisions thereof limit grants of junior liens on the assets securing such Indebtedness, and (viii) any operating lease or Capital Lease, insofar as the provisions thereof limit grants of a security interest in, or other assignments of, the related leasehold interest to any other person.

     9.11. Plan Terminations, Minimum Funding, etc. The Company will not, and will not permit any ERISA Affiliate to, (i) terminate any Plan or plans so as to result in liability of the Company or any ERISA Affiliate to the PBGC in excess of $1,000,000 in the aggregate, (ii) permit to exist one or more events or conditions which reasonably present a material risk of the termination by the PBGC of any Plan or Plans with respect to which the Company or any ERISA Affiliate would, in the event of such termination, incur liability to the PBGC in excess of $1,000,000 in the aggregate, or (iii) fail to comply with the minimum funding standards of ERISA and the Code with respect to any Plan.


     SECTION 10.    EVENTS OF DEFAULT.

     10.1. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          (a) Payments: any Co-Borrower shall (i) default in the payment when due (whether at maturity, on a date for prepayment, or otherwise) of any principal of any of the Loans; or (ii) default, and such default shall continue for five or more days, in the payment when due of any interest on the Loans or any Fees or any other amounts owing hereunder or under any other Credit Document; or

          (b) Representations, etc.: any representation, warranty or statement made by the Company or any other Credit Party herein or in any other Credit Document or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

          (c) Certain Covenants: the Co-Borrowers shall default in the due performance or observance by it of any term, covenant or agreement contained in section 8.14 or in sections 9.1 through 9.8, inclusive, of this Agreement; or

          (d) Other Covenants: the Co-Borrowers shall default in the due performance or observance by it of any term, covenant or agreement contained in this Agreement or any other Credit Document, other than those referred to in section 10.1(a) or (b) or (c) above, and such default is not remedied within 30 days after the earlier of (i) an officer of the any Co-Borrower obtaining actual knowledge of such default and (ii) the Treasury Manager receiving written notice of such default from the Administrative Agent or the Required Lenders (any such notice to be identified as a "notice of default " and to refer specifically to this paragraph); or

          (e) Cross Default Under Other Agreements: the Company or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) owed to any Lender, or having an unpaid principal amount of $15,000,000 or greater, and such default shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto (and all grace periods applicable to such observance, performance or condition shall have expired), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause any such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Company or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid (other than by a regularly scheduled required prepayment or redemption, prior to the stated maturity thereof); or

          (f) Other Credit Documents: the Subsidiary Guaranty (once executed and delivered) shall cease for any reason (other than termination in accordance with its terms) to be in full force and effect; or any Credit Party shall default in any payment obligation thereunder; or any Credit Party shall default in any material respect in the due performance and observance of any other obligation thereunder and such default shall continue unremedied for a period of at least 30 days after notice by the Administrative Agent or the Required Lenders; or any Credit Party shall (or seek to) disaffirm or otherwise limit its obligations thereunder otherwise than in strict compliance with the terms thereof; or

          (g) Judgments: one or more judgments or decrees shall be entered against the Company and/or any of its Subsidiaries involving a liability (other than a liability covered by insurance, as to which the carrier has adequate claims paying ability and has not reserved its rights) of $5,000,000 or more in the aggregate for all such judgments and decrees for the Company and its Subsidiaries) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days (or such longer period, not in excess of 60 days, during which enforcement thereof, and the filing of any judgment lien, is effectively stayed or prohibited) from the entry thereof; or

                (h) Bankruptcy, etc.:  the Company, any other Co-Borrower, any Subsidiary Guarantor, or any of their respective Material Subsidiaries, or any general partner or member of any such person which is a partnership or limited liability company (the Company and each of such other persons, each a "Principal Entity") shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company or any other Principal Entity and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Company or any other Principal Entity; or the Company or any other Principal Entity commences (including by way of  applying for or consenting to the appointment of, or the taking of possession by, a rehabilitator, receiver, custodian,
     trustee,   conservator   or  liquidator   (collectively,   a
     "conservator") of itself or all or any substantial portion of its property) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, liquidation, rehabilitation, conservatorship or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any other Principal Party; or any such proceeding is commenced against the Company or any other Principal Party to the extent such proceeding is consented to by such person or remains undismissed for a period of 60 days; or the Company or any other Principal Party is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any other Principal Party suffers any appointment of any conservator or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any other Principal Party makes a general assignment for the benefit of creditors; or any corporate (or similar organizational) action is taken by the Company or any other Principal party for the purpose of effecting any of the foregoing; or

          (i)  ERISA:  (i) any of the events described in clauses
     (i) through (viii) of section 8.1(e) shall have occurred; or
     (ii) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (iii) any such event or events or any such lien, security interest or liability, individually, and/or in the aggregate, in the opinion of the Required Lenders, has had, or could reasonably be expected to have, a Material Adverse Effect.

     10.2. Acceleration, etc. Upon the occurrence of any Event of Default, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Treasury Manager, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against any Co-Borrower or some or all of the Co-Borrowers, except as otherwise specifically provided for in this Agreement (provided that, if an Event of Default specified in section 10.1(h) shall occur with respect to the any Co-Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon the Commitment of each Lender shall forthwith terminate immediately without any other notice of any kind; and (ii) declare the principal of and any accrued interest in respect of all Loans, and all other Obligations owing hereunder, to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Co-Borrowers.

     10.3. Application of Liquidation Proceeds. All monies received by the Administrative Agent or any Lender from the exercise of remedies hereunder or under the other Credit Documents or under any other documents relating to this Agreement shall, unless otherwise required by the terms of the other Credit Documents or by applicable law, be applied as follows:

          (i) first, to the payment of all expenses (to the extent not paid by the Co-Borrowers) incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies, including, without limitation, all reasonable costs and expenses of collection, attorneys' fees, court costs and any foreclosure expenses;

          (ii) second, to the payment pro rata of interest then accrued on the outstanding Loans;

          (iii) third, to the payment pro rata of any fees then accrued and payable to the Administrative Agent or any Lender under this Agreement in respect of the Loans;

          (iv) fourth, to the payment pro rata of the principal balance then owing on the outstanding Loans;

          (v) fifth, to the payment to the Lenders of any amounts then accrued and unpaid under sections 2.10, 2.11,
     3.5 and 5.4 hereof, and if such proceeds are insufficient to pay such amounts in full, to the payment of such amounts pro rata;

          (vi) sixth, to the payment pro rata of all other amounts owed by the Co-Borrowers to the Administrative Agent or any Lender under this Agreement or any other Credit
     Document; and

          (vii) finally, any remaining surplus after all of the Obligations have been paid in full, to the Co-Borrowers or to whomsoever shall be lawfully entitled thereto.

     SECTION 11.    THE ADMINISTRATIVE AGENT.

     11.1. Appointment. Each Lender hereby irrevocably designates and appoints KeyBank as Administrative Agent to act as specified herein and in the other Credit Documents, and each such Lender hereby irrevocably authorizes KeyBank as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Administrative Agent agrees to act as such upon the express conditions contained in this section 11. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other Credit Documents, nor any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent. The provisions of this section 11 are solely for the benefit of the Administrative Agent, and the Lenders, and the Company and its Subsidiaries shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Administrative Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for the Company or any of its Subsidiaries.

     11.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Credit Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by section 11.3.

     11.3. Exculpatory Provisions. Neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such person under or in connection with this Agreement (except for its or such person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Company or of its Subsidiaries or any of their respective officers contained in this Agreement, any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Credit Document or for any failure of the Company or any Subsidiary of the Company or any of their respective officers to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company or any of its Subsidiaries. The Administrative Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Credit Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of the Company or any of its Subsidiaries to the Administrative Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or of the existence or possible existence of any Default or Event of Default.

     11.4. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile transmission, telex or teletype message, statement, order or other document or conversation reasonably believed by it, in good faith, to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or any of its Subsidiaries with respect to matters of corporate or other organizational existence, power or authority of any of the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders (or all of the Lenders, as to any matter which, pursuant to section 14.12, can only be effectuated with the consent of all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     11.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the
Administrative Agent has received notice from a Lender or the Treasury Manager referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     11.6. Non-Reliance. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Company or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company and its Subsidiaries and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company and its Subsidiaries. The Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other conditions, prospects or creditworthiness of the Company or any of its
Subsidiaries which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     11.7. Indemnification. The Lenders agree to indemnify the Administrative Agent in its capacity as such ratably according to their respective General Revolving Loans and Unutilized General Revolving Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, incurred by or asserted against the Administrative Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Credit Document, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Administrative Agent under or in connection with any of the foregoing, but only to the extent that any of the foregoing is not paid by the Co-Borrowers, provided that no Lender shall be liable to the Administrative Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this section 11.7 shall survive the payment of all Obligations.

     11.8. The Administrative Agent in Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, its Subsidiaries and their Affiliates as though not acting as Administrative Agent hereunder. With respect to the Loans made by it and all Obligations owing to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     11.9. Successor Administrative Agent. The Administrative Agent may resign as the Administrative Agent upon 20 days' notice to the Lenders and the Treasury Manager. The Treasury Manager shall appoint from among the Lenders a successor Administrative Agent for the Lenders who is willing to so act, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall include such successor agent effective upon its appointment, and the resigning Administrative Agent's rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After the retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.



     SECTION 12.    THE TREASURY MANAGER.

     (a) Appointment. (i) Each Co-Borrower hereby irrevocably designates and appoints Magnum Management as Treasury Manager to act as specified herein and in the other Credit Documents. Each Co-Borrower hereby irrevocably authorizes Magnum Management as the Treasury Manager for such Co-Borrower, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Treasury Manager by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto , with all such actions by the Treasury Manager which purport to be on behalf of any Co-Borrower being sufficient, without any further action or authorization by any Co-Borrower, to bind all Co-Borrowers. The Treasury Manager agrees to act as such upon the express conditions contained in this section 12.

     (ii) All actions of the Treasury Manager taken in connection with the Credit Documents, whether so expressed or not, shall be deemed to be on behalf of, and shall bind, all Co-Borrowers, unless in taking any particular action the Treasury Manager expressly indicates in writing that such action is intended to bind only a particular specified Co-Borrower or Co-Borrowers, in which case such action shall be deemed to be on behalf of, and shall bind, only those Co-Borrowers so specified.

     (iii) Solely as between the Treasury Manager and the Co-Borrowers, the Treasury Manager shall have responsibility for general cash management matters of all Co-Borrowers, including the making of Borrowings, the making of all payments with respect thereto, and the disbursement and allocation of portions of the proceeds of Loans among the Co-Borrowers.

     12.1. Reliance by Lenders and Administrative Agent upon Statements, etc. of Treasury Manager. The Lenders and the
Administrative Agent shall be entitled to rely upon all statements, certificates, notices, consents, certificates, affidavits, letters, cablegrams, telegrams, facsimile transmissions, telex or teletype messages, orders or other documents or conversations furnished or made by the Treasury Manager pursuant to any of the provisions of this Agreement or any of the other Credit Documents, or otherwise in connection with the transactions contemplated by the Credit Documents, as being made or furnished on behalf of, and with the effect of irrevocably binding, the Co-Borrowers, without any duty to ascertain or to inquire as to the authority of the Treasury Manager in so doing.

     12.2. Successor Treasury Manager. The Treasury Manager may resign as the Treasury Manager upon 20 days' notice to the Co-Borrowers and the Administrative Agent. The Co-Borrowers shall appoint from among themselves a successor Treasury Manager for the Co-Borrowers who is willing to so act, whereupon such successor manager shall upon notice to by the Co-Borrowers to the Administrative Agent and the Lenders, succeed to the rights, powers and duties of the Treasury Manager, and the term "Treasury Manager" shall include such successor manager effective upon its appointment, and the resigning Treasury Manager's rights, powers and duties as the Treasury Manager Agent shall be terminated, without any other or further act or deed on the part of such former Treasury Manager or any of the parties to this Agreement. After the retiring Treasury Manager's resignation hereunder as the Treasury Manager Agent, the provisions of this section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Treasury Manager Agent under this Agreement.

     SECTION   13.     OBLIGATIONS  OF  CO-BORROWERS  JOINT   AND
SEVERAL.

     13.1.     Nature of Obligations.   The obligations of the Co-
Borrowers hereunder and under all of the Credit Documents to which any Co-Borrower is a party, including without limitation in
respect   of   the   Obligations,   and   in   respect   of   all
representations, warranties, covenants and agreements of any Co-Borrower contained in this Agreement or any of the other Credit Documents or any other agreement, instrument, notice, consent or other document delivered in connection with the transactions contemplated by the Credit Documents, whether in existence prior to the time any Co-Borrower became a party hereto or arising thereafter, are joint and several primary obligations, whether or not so expressed in any Credit Document. It shall not be necessary for any Co-Borrower to have expressly become a party to any Credit Document executed and delivered prior to the time such Co-Borrower became a party hereto as contemplated by section 8.13 in order for such Co-Borrower to be bound as a Co-Borrower thereunder.

     13.2. Failure of any Co-Borrower to Perform any Obligations. In the event any Co-Borrower or Co-Borrowers fail to make full and punctual payment of any Obligation, each other Co-Borrower shall forthwith on demand by the Administrative Agent pay the entire amount not so paid at the place and in the currency and otherwise in the manner specified in this Agreement or any other applicable agreement or instrument.

     13.3. Additional Undertaking. As a separate, additional and continuing obligation, each Co-Borrower unconditionally and irrevocably undertakes and agrees, for the benefit of the Administrative Agent and the Lenders that, should any amounts not be recoverable from any other Co-Borrower under section 13.2 for any reason whatsoever (including, without limitation, by reason of any provision of any Credit Document or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any notice or knowledge thereof by any Lender, the Administrative Agent, any of their respective Affiliates, or any other person, at any time, such Co-Borrower as sole, original and independent obligor, upon demand by the Administrative Agent, will make payment to the Administrative Agent, for the account of the

Lenders and the Administrative Agent, of all such obligations not so recoverable by way of full indemnity, in such currency and otherwise in such manner as is provided in the Credit Documents or any other applicable agreement or instrument.

     13.4. Joint and Several Obligations Unconditional, etc. The obligations of each Co-Borrower under this section shall be unconditional and absolute and, without limiting the generality of the foregoing shall not be released, discharged or otherwise affected by the occurrence, one or more times, of any of the following:

          (i) any extension, renewal, settlement, compromise, waiver or release in respect to any Obligation under any agreement or instrument, by operation of law or otherwise;

          (ii) any modification or amendment of or supplement to this Agreement, any Note, any other Credit Document, or any agreement or instrument evidencing or relating to any Obligation;

          (iii) any release, non-perfection or invalidity of any direct or indirect security for any Obligation under any agreement or instrument evidencing or relating to any Obligation;

          (iv) any change in the corporate existence, structure or ownership of any Co-Borrower or other Subsidiary of the Company or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Co-Borrower or other Subsidiary of the Company or its assets or any resulting release or discharge of any obligation of any Co-Borrower or other Subsidiary of the Company contained in any agreement or instrument evidencing or relating to any Obligation;

          (v) the existence of any claim, set-off or other rights which such Co-Borrower may have at any time against any other Co-Borrower or other Subsidiary of the Company, the Administrative Agent, any Lender, any Affiliate of any Lender, or any other person, whether in connection herewith or any unrelated transactions;

          (vi) any invalidity or unenforceability relating to or against any other Co-Borrower or other Subsidiary of the Company for any reason of any agreement or instrument evidencing or relating to any Obligation, or any provision of applicable law or regulation purporting to prohibit the payment by any other Co-Borrower or other Subsidiary of the Company of any Obligations; or

          (vii) any other act or omission to act or delay of any kind by any other Co-Borrower or other Subsidiary of the Company, the Administrative Agent, any Lender or any other person or any other circumstance whatsoever which might, but for the provisions of this section, constitute a legal or equitable discharge of such Co-Borrower's obligations under this section or the other provisions of any of the Credit Documents.

     13.5. Co-Borrower's Obligations to Remain in Effect; Restoration. Each Co-Borrower's obligations under this section and the other provisions of the Credit Documents shall remain in full force and effect until the Commitments shall have terminated, and the principal of and interest on the Notes and other Obligations, and all other amounts payable by the Co-Borrowers (or any of them), or other Subsidiary of the Company, under the Credit Documents or any other agreement or instrument evidencing or relating to any of the Obligations, shall have been paid in full. If at any time any payment of any of the Obligations of any other Co-Borrower or other Subsidiary of the Company in respect of any Obligations is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of such other Co-Borrower or other Subsidiary of the Company, such Co-Borrower's obligations under this section and the other provisions of the Credit Documents with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     13.6. Waiver of Acceptance, etc. Each Co-Borrower irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any other Co-Borrower, other Subsidiary of the Company or any other person, or against any collateral or guaranty of any other person.

     13.7. Subrogation. Until the indefeasible payment in full of all of the Obligations and the termination of the Commitments of the Lenders hereunder, no Co-Borrower shall have any rights, by operation of law or otherwise, upon making any payment under this section or the other provisions of any of the Credit Documents to be subrogated to the rights of the payee against any other Co-Borrower or other Subsidiary of the Company with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by any other Co-Borrower or other Subsidiary of the Company in respect thereof.

     13.8. Effect of Stay. In the event that acceleration of the time for payment of any amount payable by any Co-Borrower or other Subsidiary of the Company under any Obligation is stayed upon insolvency, bankruptcy or reorganization of such other Co-Borrower or other Subsidiary, all such amounts otherwise subject to acceleration under the terms of any applicable agreement or instrument evidencing or relating to any Obligation shall nonetheless be payable by such Co-Borrower under this section and the other provisions of the Credit Documents forthwith on demand by the Administrative Agent.

     SECTION 14.    MISCELLANEOUS.

     14.1. Payment of Expenses, etc. The Co-Borrowers agree to: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the negotiation, preparation, execution and delivery of the Credit Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of Jones, Day, Reavis & Pogue, special counsel to the Administrative Agent), and of the Administrative Agent and each of the Lenders in connection with the enforcement of the Credit Documents and the documents
and   instruments   referred  to  therein   (including,   without
limitation, the reasonable fees and disbursements of counsel for the Administrative Agent and for each of the Lenders and any allocated costs of internal counsel for any of the Lenders); (ii) in the event of the bankruptcy, insolvency, rehabilitation or other similar proceeding in respect of the Company or any of its Subsidiaries, pay all costs of collection and defense, including
reasonable  attorneys'  fees  in  connection  therewith  and   in
connection with any appellate proceeding or post-judgment action involved therein, which shall be due and payable together with all required service or use taxes; (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Lender, its
officers,   directors,  employees,  representatives  and   agents
(collectively, the "Indemnitees") from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (a) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of the proceeds of any Loans hereunder or the consummation of any transactions
contemplated  in  any  Credit  Document,  other  than  any   such
investigation,   litigation   or  proceeding   arising   out   of
transactions   solely  between  any  of  the   Lenders   or   the
Administrative   Agent,   transactions   solely   involving   the
assignment  by  a  Lender of all or a portion of  its  Loans  and
Commitment,  or  the  granting  of  participations  therein,   as
provided  in  this  Agreement,  or  arising  solely  out  of  any examination of a Lender by any regulatory authority having jurisdiction over it, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on  the  surface or subsurface of any Real Property owned, leased
or   at  any  time  operated  by  the  Company  or  any  of   its
Subsidiaries, the release, generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Company or any of its Subsidiaries, if the Company or any such Subsidiary could have or is alleged to have any responsibility in respect thereof, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Company or any of its Subsidiaries, in respect of any Real Property owned, leased or at any time operated by the Company or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding (but excluding any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the person to be indemnified or of any other Indemnitee who is such person or an Affiliate of such person). To the extent that the undertaking to indemnify, pay or hold harmless any person set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

     14.2. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Co-Borrower or to any other person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Co-Borrower against and on account of the Obligations and liabilities of the Co-Borrowers to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations the Co-Borrowers purchased by such Lender pursuant to section 14.4(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

     14.3. Notices. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, transmitted, cabled or delivered, (a) if to any Co-Borrower, to it c/o the Treasury Manager at 1 Causeway Drive, P. O. Box 5006, Sandusky, Ohio 44871-5006, attention:
Chief Financial Officer (facsimile: (419) 627-2260); (b) if to any Lender at its address specified for such Lender on Annex I hereto; (c) if to the Administrative Agent, at its Notice Office; or (d) at such other address as shall be designated by any party in a written notice to the other parties hereto. All such notices and communications shall be mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, and shall be effective when received.

     14.4. Benefit of Agreement. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, provided that no Co-Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders, and, provided, further, that any assignment by a Lender of its rights and obligations hereunder shall be effected in accordance with section 14.4(b). Notwithstanding the foregoing, each Lender may at any time grant participations in any of its rights hereunder or under any of the Notes to another financial institution or to any other "accredited investor" (as defined in SEC Regulation D), provided that in the case of any such participation, (i) the participant shall not have any rights under this Agreement or any of the other Credit Documents, including rights of consent, approval or waiver (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto), (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iv) such Lender shall remain the holder of any Note for all purposes of this Agreement and (v) the Co-Borrowers, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with the selling Lender in connection with such Lender's rights and obligations under this

Agreement, and all amounts payable by the Co-Borrowers hereunder shall be determined as if such Lender had not sold such participation, except that the participant shall be entitled to the benefits of sections 2.10, 2.11 and 5.4 of this Agreement to the extent that such Lender would be entitled to such benefits if the participation had not been entered into or sold, and, provided further, that no Lender shall transfer, grant or sell any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (x) extend the final scheduled maturity of the Loans in which such participant is participating (it being understood that any waiver of the making of, or the application of any mandatory  prepayment  of, the Loans,  shall  not  constitute  an extension of the final scheduled maturity date thereof), or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of the applicability of any post-default increase in interest rates), or reduce the principal amount thereof, or increase such participant's participating interest in any Commitment over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment (or any portion thereof), or a mandatory prepayment, shall not constitute a change in the terms of any participating interest in any Commitment), or (y) release any Credit Party from its obligations under the Subsidiary Guaranty except strictly in accordance with the terms hereof or thereof, or (z) consent to the assignment or transfer by any Co-Borrower of any of its rights and obligations under this Agreement.

     (b) Notwithstanding the foregoing, (x) any Lender may assign all or a fixed portion of its Loans and/or Commitments, which assignment does not have to be pro rata among the Facilities, and its rights and obligations hereunder, to another Lender that is not a Defaulting Lender, or to an Affiliate of any Lender (including itself) and which is not a Defaulting Lender and which is a commercial bank, financial institution or other "accredited investor" (as defined in SEC Regulation D), and (y) any Lender may assign all, or if less than all, a fixed portion, equal to at least $10,000,000 in the aggregate for the assigning Lender or assigning Lenders in the case of assignments of General Revolving Loans and/or General Revolving Commitments, of its Loans and/or Commitments and its rights and obligations hereunder, which assignment does not have to be pro rata among the Facilities, to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a

Lender  by  execution of an Assignment Agreement, provided  that,
(i) in the case of any assignment of a portion of the General Revolving Loans and/or General Revolving Commitments of a Lender, such Lender shall retain a minimum fixed portion thereof equal to at least $10,000,000, (ii) at the time of any such assignment Annex I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (iii) upon surrender of the old Notes, new Notes will be issued, at the Co-Borrowers' expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of section 2.6 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iv) in the case of clause (y) only, the consent of the Administrative Agent shall be required in connection with any such assignment (which consent shall not be unreasonably withheld or delayed), and (v) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500 and, provided further, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Lender Register maintained by it as provided herein. To the extent of any assignment pursuant to this section 14.4(b) the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this section 14.4(b) to a person which is not already a Lender hereunder and which is not a United States person (as such term is defined in section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Treasury Manager and the Administrative Agent the appropriate
Internal Revenue Service Forms (and, if applicable a Section 5.4(b)(ii) Certificate) described in section 5.4(b). To the extent that an assignment of all or any portion of a Lender's Commitment and related outstanding Obligations pursuant to this section 14.4(b) would, at the time of such assignment, result in increased costs under section 2.11 from those being charged by the respective assigning Lender prior to such assignment, then the Co-Borrowers shall not be obligated to pay such increased costs (although the Co-Borrowers shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment). Nothing in this section 14.4(b) shall prevent or prohibit any Lender from pledging its Notes or Loans to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

     (c) Notwithstanding any other provisions of this section 14.4, no transfer or assignment of the interests or obligations of any Lender hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would require the Co-Borrowers to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any State.

     (d) Each Lender initially party to this Agreement hereby represents, and each person that became a Lender pursuant to an assignment permitted by this section 14.4 will, upon its becoming party to this Agreement, represent that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires loans in the ordinary course of its business and that it will make or acquire Loans for its own account in the ordinary course of such business, provided that subject to the preceding sections 14.4(a) and (b), the disposition of any promissory notes or other evidences of or interests in Indebtedness held by such Lender shall at all times be within its exclusive control.

     14.5. No Waiver: Remedies Cumulative. No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Co-Borrower and the Administrative Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Co-Borrower in any case shall entitle such Co-Borrower or any other Co-Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

     14.6. Payments Pro Rata. (a) The Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Co-Borrowers (or any of them) in respect of any Obligations, it shall distribute such payment to the Lenders (other than any Lender that has expressly waived in writing its right to receive its pro rata share thereof) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received. As to any such payment received by the Administrative Agent prior to 1:00 P.M. (local time at the Payment Office) in funds which are immediately available on such day, the Administrative Agent will use all reasonable efforts to distribute such payment in immediately available funds on the same day to the Lenders as aforesaid.

     (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans or Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount, provided that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

     (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding sections 14.6(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to
Lenders   which  are  not  Defaulting  Lenders,  as  opposed   to
Defaulting Lenders.

     14.7. Financial Calculations; Computations of Interest and Fees. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by any of the Co-Borrowers to the Lenders); provided, that if at any time the computations determining compliance with section 9 utilize accounting principles different from those utilized in the financial statements furnished to the Lenders, such computations shall set forth in reasonable detail a description of the differences and the effect upon such computations.

     (b) All computations of interest on Eurodollar Loans and Money Market Rate Loans hereunder and all computations of Facility Fee and other Fees hereunder shall be made on the actual number of days elapsed over a year of 360 days, and all computations of interest on Prime Rate Loans hereunder shall be made on the actual number of days elapsed over a year of 365 or 366 days, as the case may be.

     14.8. Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH CO-BORROWER HEREBY UNCONDITIONALLY AND
IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO GOVERNS THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. Any legal action or proceeding with respect to this Agreement or any other Credit Document may be brought in the Court of Common Pleas of Cuyahoga County, Ohio, or of the United States for the Northern District of Ohio, and, by execution and delivery of this Agreement, each Co-Borrower hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Co-Borrower hereby further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Co-Borrower at its address for notices pursuant to section 14.3, such service to become effective 30 days after such mailing or at such earlier time as may be provided under applicable law. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Co-Borrower in any other jurisdiction.

     (b) Each Co-Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Credit Document brought in the courts referred to in section 14.8(a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) Each of the parties to this Agreement hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement, the other Credit Documents or the transactions contemplated hereby or thereby.

     14.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

     14.10. Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which the Co-Borrowers who are intended to be the initial Co-Borrowers hereunder and each of the Lenders shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent at the Notice Office of the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it.

     14.11. Headings Descriptive. The headings of the several sections and other portions of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     14.12. Amendment or Waiver. Neither this Agreement nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Co-Borrowers (or the Treasury Manager on behalf of all Co-Borrowers) and the Required Lenders, provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) directly affected thereby,

          (i) extend any maturity date provided for herein (including any extension of any maturity date to be effected in accordance with section 4.4 hereof) applicable to a Loan or a Commitment under a Facility (it being understood that any waiver of the making of, or application of, any mandatory prepayment of the Loans shall not constitute an extension of the maturity thereof);

          (ii)  reduce the rate or extend the time of payment  of
     interest   (other   than  as  a  result   of   waiving   the
     applicability of any post-default increase in interest rates) or Fees thereon;

          (iii) reduce the principal amount thereof, or increase any Commitment of any Lender over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of any mandatory prepayment or a mandatory reduction in the Total Commitment (or any component thereof) shall not constitute a change in the terms of any Commitment of any Lender);

          (iv) release any Co-Borrower from its obligations as a Co-Borrower hereunder, except with the consent of all Lenders in accordance with section 8.13;

          (v)   release  any  Credit Party  from  the  Subsidiary
     Guaranty, except in connection with a transaction permitted by section 9.2(e);

          (vi) release all or any substantial portion of any collateral which may have been provided by any Credit Party to the Administrative Agent as security for the Obligations, except as expressly provided in the Credit Documents;

          (vii) change the definition of the term "Change of Control" or any of the provisions of section 5.2(d) which are applicable upon a Change of Control;

          (viii)      change   the   definition   of   the   term
     "Determination  of Taxability" or any of the  provisions  of section 5.2(e) which are applicable upon a Determination of Taxability;

          (ix) change the definition of the term "Permitted Acquisition" or any of the provisions of section 9.2(d) which are applicable to Permitted Acquisitions which would have the effect of depriving such Lender of its rights with respect to "hostile acquisitions" as contemplated by such definition;

          (x) reduce the percentage specified in, or otherwise modify, the definition of Required Lenders;

          (xi)  amend,  modify  or waive any  provision  of  this
     section 14.12, or section 11.7, 14.1, 14.4, 14.6 or 14.7(b);

          (xii) amend, modify or waive any other provision of any of the Credit Documents pursuant to which the consent or approval of all Lenders is by the terms of such provision explicitly required; or

          (xiii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement.

No provision of section 11 may be amended without the consent of the Administrative Agent.

     14.13. Survival of Indemnities. All indemnities set forth herein including, without limitation, in section 2.10, 2.11, 5.4, 11.7 or 14.1 shall survive the execution and delivery of this Agreement and the making and repayment of Loans.

     14.14. Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any branch office, subsidiary or affiliate of such Lender, provided that the Co-Borrowers shall not be responsible for costs arising under section 2.10 or 5.4 resulting from any such transfer (other than a transfer pursuant to section 2.12) to the extent not otherwise applicable to such Lender prior to such transfer.

     14.15. Confidentiality. The Administrative Agent and each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as such by the Treasury Manager in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices. Notwithstanding the foregoing, the Administrative Agent and any Lender may in any event may make disclosures of, and furnish copies of such information:

          (i)  to another Lender or to the Administrative Agent;

          (ii) when reasonably required by any bona fide transferee or participant in connection with the contemplated transfer of any Loans or Commitment or participation therein (provided that each such prospective transferee and/or participant shall execute an agreement for the benefit of the Co-Borrowers with such prospective transferor Lender and/or participant containing provisions substantially identical to those contained in this section 14.15);

          (iii) to its parent corporation or corporations, and to its and their auditors and attorneys; and

          (iv) as required or requested by any governmental agency or representative thereof, or pursuant to legal process, provided that, unless specifically prohibited by applicable law or court order, the Administrative Agent or such Lender, as applicable, shall notify the Treasury Manager of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of the Administrative Agent or such Lender, as applicable, by such governmental agency), and of any other request pursuant to legal process, for disclosure of any such non-public information prior to disclosure of such information.

In no event shall the Administrative Agent or any Lender be obligated or required to return any materials furnished by or on behalf of the Company or any of its Subsidiaries. Each Co-Borrower hereby agrees that the failure of the Administrative Agent or a Lender to comply with the provisions of this section
14.15 shall not relieve any Co-Borrower of any of the obligations to the Administrative Agent or any Lender under this Agreement and the other Credit Documents.

     14.16. Lender Register. The Borrower hereby designates the Administrative Agent to serve as its agent, solely for purposes of this section 14.16, to retain a copy of each Assignment Agreement delivered to and accepted by it and to maintain a register (the "Lender Register") on or in which it will record the names and addresses of the Lenders, and the Commitments from time to time of each of such Lenders, the Loans made to the Co-Borrowers by each of such Lenders and each repayment and prepayment in respect of the principal amount of such Loans of each such Lender. Failure to make any such recordation,  or  (absent  manifest  error)  any  error  in  such recordation, shall not affect the Co-Borrowers' obligations in respect of such Loans. With respect to any Lender, the transfer of any Commitment of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitment shall not be effective until such transfer is recorded on the Lender Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Lender Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment Agreement pursuant to section 14.4(b). Each Co-Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this section 14.16. The Lender Register shall be available for inspection by the Treasury Manager or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     14.17. General Limitation of Liability. No claim may be made by any Co-Borrower, any Lender, the Administrative Agent, or any other person against the Administrative Agent or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any damages other than actual compensatory damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any of the other Credit Documents, or any act, omission or event occurring in connection therewith; and each of the Co-Borrowers, each Lender, and the Administrative Agent hereby, to the fullest extent permitted under applicable law, waives, releases and agrees not to sue or counterclaim upon any such claim for any special, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     14.18. No Duty. All attorneys, accountants, appraisers, consultants and other professional persons (including the firms or other entities on behalf of which any such person may act) retained by the Administrative Agent or any Lender with respect to the transactions contemplated by the Credit Documents shall have the right to act exclusively in the interest of the Administrative Agent or such Lender, as the case may be, and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to any Co-Borrower, to any of its Subsidiaries, or to any other person, with respect to any matters within the scope of such representation or related to their activities in connection with such representation.

     14.19. Lenders and Agent Not Fiduciary to Co-Borrowers, etc. The relationship among the Company and its Subsidiaries, on the one hand, and the Administrative Agent and the Lenders, on the other hand, is solely that of debtor and creditor, and the Administrative Agent and the Lenders have no fiduciary or other special relationship with the Company and its Subsidiaries, and no term or provision of any Credit Document, no course of dealing, no written or oral communication, or other action, shall be construed so as to deem such relationship to be other than that of debtor and creditor.

     14.20. Survival of Representations and Warranties. All representations and warranties herein shall survive the making of Loans hereunder, the execution and delivery of this Agreement, the Notes and the other documents the forms of which are attached as Exhibits hereto, the issue and delivery of the Notes, any disposition thereof by any holder thereof, and any investigation made by the Administrative Agent or any Lender or any other holder of any of the Notes or on its behalf. All statements contained in any certificate or other document delivered to the Administrative Agent or any Lender or any holder of any Notes by or on behalf of any Co-Borrower or of its Subsidiaries pursuant hereto or otherwise specifically for use in connection with the transactions contemplated hereby shall constitute representations and warranties by the Co-Borrowers hereunder, made as of the respective dates specified therein or, if no date is specified, as of the respective dates furnished to the Administrative Agent or any Lender.

     14.21. Limited Liability of Limited Partners of the Company; Liability of General Partners of the Company. (a) Anything in this Agreement, the Notes or the other Credit Documents to the contrary notwithstanding, the Lenders and the Administrative Agent agree that no recourse under this Agreement, the Notes or any other Credit Document shall be had against any limited partner of the Company or any partner of a limited partner of the Company, as such, whether based on agency, deputization or otherwise (collectively, the "Exempted Persons"), by the enforcement of any assessment or by legal or equitable proceeding, by virtue of statute or otherwise, it being expressly agreed that no personal liability whatsoever shall attach to or be incurred by any limited partner of the Company or any partner of a limited partner of the Company, as such, under this Agreement, the Notes or any other Credit Document; provided, that the foregoing limitation of liability shall in no way constitute a limitation on the right of the Administrative Agent or any Lender to enforce their remedies against the Company or any other Credit Party or their respective properties and assets, or any other person (other than an Exempted Person, as such), for the collection of amounts due and owing under the Credit Documents or any other obligations under any of the Credit Documents.

     (b) Each general partner of the Company shall be jointly and severally liable with the Company under this Agreement, the Notes and the other Credit Documents to which the Company is or becomes a party.

     (c) Nothing in this section, or elsewhere in this Agreement or any of the other Credit Documents, shall be deemed to limit the liability of any general partner of the Company, as such, except that, prior to the Administrative Agent or any Lender enforcing any of the obligations of the Company under any Credit Document against any general partner of the Company, as such, the Administrative Agent or such Lender, as applicable, shall have exhausted all of its remedies against the Company and its properties and assets. Nothing in the preceding sentence shall prevent the Agent or any Lender from sharing pari passu with any other creditors of any general partner of the Company in any recovery from any such general partner in respect of any obligations of the Company.

     (d) Each of the Notes shall contain a statement to the effect that the obligations of the partners of the Company are limited as provided in this section.

       [The balance of this page is intentionally blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


                              CEDAR FAIR, L. P.,
                                   as a Co-Borrower

                              By: Cedar Fair Management Company,
                                   its Managing General Partner


                              By:  /s/ Bruce A. Jackson
                                       Vice President & Chief
                                        Financial Officer


                              CEDAR FAIR, an Ohio general partnership,
                                   as a Co-Borrower


                              By: Magnum Management Corporation
                                   one of its general partners


                              By:  /s/ Bruce A. Jackson
                                       Vice President & Chief
                                        Financial Officer


                              MAGNUM MANAGEMENT CORPORATION,
                                   as a Co-Borrower


                              By:  /s/ Bruce A. Jackson
                                       Vice President & Chief
                                        Financial Officer



                              KNOTT'S BERRY FARM,
                                   as a Co-Borrower

                              By: Magnum Management Corporation
                                   one of its general partners

                              By:  /s/ Bruce A. Jackson
                                       Vice President & Chief
                                        Financial Officer



                              KEYBANK NATIONAL ASSOCIATION,
                                individually and as Administrative Agent


                              By:  /s/ Richard A/ Pohle
                                       Vice President



                              NBD BANK



                              By:  /s/ Paul DeMelo
                                       Vice President




                              NATIONAL CITY BANK



                              By:  /s/ Maureen M. Orsini
                                       Vice President



                              FIRST UNION NATIONAL BANK



                              By:  /s/ David J. Kepler
                                       Vice President



                              MELLON BANK, N. A.



                              By:  /s/ Henry W. Centa
                                       Vice President